Exhibit 10.156

AMENDMENT NUMBER 4 TO
MEDICAL GROUP/IPA SERVICES AGREEMENT

(Split Capitation)

This Amendment Number 4 to Medical Group IPA Services Agreement (the “Amendment”) is entered into effective as of January 1, 2004 by and between PacifiCare of California, a California corporation (“PacifiCare”), and Northwest Orange County Medical Group (“Medical Group”), with respect to the following facts:

RECITALS

A.        The parties have previously entered into that certain Medical Group/IPA Services Agreement dated January 1, 2001, as amended March 1, 2002 and January 1, 2003 (the “Agreement”).

B.          The parties desire to amend this Agreement for the purpose of documenting their agreement with respect to terms, including compensation, under the Agreement tor periods commencing January 1, 2004.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree that the Agreement is hereby modified as specified below:

1 .                                   The following Sections of Article 2 of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.3.3                  Notice of Participating Provider Terminations.  Medical Group shall provide sixty (60) calendar days’ prior written notice to PacifiCare of the termination of any of its Participating Providers; provided, however, that if any Participating Providers are terminated with less than sixty (60) calendar days’ notice, then Medical Group shall provide written notice to PacifiCare within five (5) business days of Medical Group becoming aware of such termination.  Notwithstanding the termination of any Participating Providers, Medical Group shall remain responsible for providing or arranging Covered Services through its remaining Participating Providers and shall remain financially responsible for Medical Group Services provided to Medical Group Members under this Agreement.  In the event of termination of any of Medical Group’s Participating providers, Medical Group shall notify all Members, who are receiving treatment from said Participating Provider for an acute or chronic condition, pregnancy or other course of treatment, in writing prior to the effective dale of termination for said Participating Provider.

2.6                            Medical Records.  Medical Group and its Participating Providers shall maintain all patient medical records relating to Covered Services provided to Members, in such form and containing such information as required by the QI Program, Accreditation Organizations and State and Federal Law.  Medical records shall be maintained in a manner that is current, detailed, organized and permits effective patient care and quality review by Medical Group and PacifiCare pursuant to the QI Program.  Medical records shall be maintained in a form and physical location which is accessible to Medical Group’s Participating Providers, PacifiCare, Government Agencies and Accreditation Organizations.

Upon request and within the time frame requested, Medical Group and its Participating Providers shall provide to PacifiCare, at Medical Group’s or Participating Provider’s expense, copies of Member medical records for purposes of conducting quality assurance, case management and utilization reviews, credentialing and peer review, claims processing, verification and payment, resolving Member grievances and appeals and other activities reasonably necessary for the proper administration of the Managed Care Plans consistent with State and Federal Law.  If Medical Group or its Participating Providers do not provide copies of Member medical records to PacifiCare within the time frame requested, Medical Group and its Participating Providers shall allow PacifiCare immediate

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

access to such medical records for onsite copying and shall reimburse PacifiCare for the actual copying expense.  Medical Group and its Participating Providers shall maintain the confidentiality of all Member medical records and treatment information in accordance with State and Federal Law and have procedures in place that specify the purpose for which the information will be used within Medical Group’s organization and to whom and for what purposes Medical Group may disclose the information outside of Medical Group.  Medical records shall be retained by Medical Group and its Participating Providers for at least six (6) years following the provision of Covered Services and as required by State and Federal Law.  The provisions of this Section shall survive termination of this Agreement for the period of time required by State and Federal Law.

2.9.4                   Encounter Data.  Medical Group shall maintain and provide to PacifiCare, no later than the thirtieth (30th) day of each month, (i) the utilization data pertaining to Covered Services which are provided directly by Medical Group and its Participating Providers and (ii) the utilization data pertaining to Covered Services which are paid for by Medical Group during the preceding month, including data not provided in the most recent submission, as required by PacifiCare (the “Encounter Data”). Medical Group shall submit Encounter Data in accordance with the procedures and standards established by PacifiCare.  Medical Group shall submit Encounter Data in an electronic format acceptable to PacifiCare.

Medical Group acknowledges and agrees that failure of Medical Group to provide PacifiCare with Encounter Data in a timely and complete manner will constitute a material breach of this Agreement and will be subject to the cure provisions in Section 6.2,2. In addition to PacifiCare’s other rights and remedies pursuant to this Agreement, in the event that Medical Group has at any time during the term of this Agreement failed to provide PacifiCare with substantially all Encounter Data for more than three (3) months in any twelve (12) month period, PacifiCare shall have the right to terminate this Agreement or, at PacifiCare’s sole discretion, terminate Medical Group’s participation in the Secure Horizons Managed Care Health Plan.  Such termination shall be upon thirty (30) days prior written notice to Medical Group, which termination shall be effective on the later of the expiration of such thirty (30) day period or the date set forth in PacifiCare’s notice unless, within ten (10) calendar days of PacifiCare’s notice, Medical Group provides PacifiCare with all Encounter Data that is due for periods through the date of PacifiCare’s notice.

2.                                  The following Sections or Article 3 of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 3

ADMINISTRATIVE DUTIES OF PACIFICARE

3.8                            Transplant Services.

3.8.1                  Transplant Services - Definitions.

(i)                             “Transplant Services” are Covered Services for solid organ transplants, autologous hemopoetic stem cell transplantation and allogeneic hemopoetic stem cell transplantation as described in the applicable Subscriber Agreement and Evidence of Coverage.

(ii)                                  “NPTN” Transplant Services are Transplant Services provided pursuant to and in accordance with PacifiCare’s NPTN program.

(iii)                               “Non-NPTN” Transplant Services are all Transplant Services which are not NPTN Transplant Services.

3.8.2                  Financial Responsibility for Transplant Services.  The parties respective financial responsibility for the various components of Transplant Services are described in this Section 3.8 and the Division of Financial Responsibility Matrix.

3.8.3                  Medical Management of Transplant Services.

(i)                                     All Transplant Services shall be provided in accordance with the provisions of PacifiCare’s MM Program.  Specifically, but without limitation, authorization of the evaluation of the recipient prior to listing for transplantation, the actual transplant itself, and post transplant care up to three hundred sixty-five (365) days post discharge, must be obtained from PacifiCare’s NPTN Medical Director, or his or her designee, prior to the provision of Transplant Services.

(ii)                                  PacifiCare shall be responsible for providing, coordinating and arranging for the Medical Management of all Transplant Services regardless of whether PacifiCare or the Medical Group is financially responsible for the provision of such Transplant Services.  Medical Group specifically agrees that even Transplant Services for which Medical Group is financially responsible must be provided in accordance with PacifiCare’s MM Program using PacifiCare’s designated NPTN Participating Providers and that Medical Group’s failure to comply with the foregoing may place PacifiCare in breach of its agreements with employer groups or Participating Providers and may be inconsistent with the provisions of PacifiCare’s Subscriber Agreements and Evidences of Coverage.

(iii)                               Transplant Services provided by Medical Group or pursuant to a Medical Group referral that are not authorized by PacifiCare prior to the provision of the Transplant Services shall constitute Non-NPTN Transplant Services.

3.9                                 PacifiCare-Sponsored Carve-Out Program Management.  The Division of Financial Responsibility (DFR) Matrix attached to this Agreement identifies the risk arrangements between Medical Group and PacifiCare.  In specific instances, PacifiCare has assumed financial responsibility for specific Covered Services, drugs and agents (to include injectable drugs and adjuncts) that were the previous responsibility of the Medical Group.  PacifiCare has established, at its sole discretion, specified Carve-Out Programs.  Specific Carve-Out Program descriptions, policies and procedures are provided in Exhibit 8.

3.9.1                  PacifiCare’s Right to Modify the PacifiCare-Sponsored Carve-Out Programs.  On a semi-annual basis and or as directed by applicable law or regulatory requirement(s), and at its sole discretion, PacifiCare reserves the right to propose additions or deletions to the list of Carve-Out Program Covered Services, drugs and agents.  PacifiCare shall provide Medical Group with forty-five (45) calendar days’ advanced notice of such changes, which notice shall include PacifiCare’s proposed adjustment to Medical Group’s compensation resulting from such changes, which adjustment shall be determined using reasonable actuarial standards, taking into account other changes in compensation made pursuant to Section 5.1 , all as determined by PacifiCare.  Medical Group shall use reasonable efforts to review PacifiCare’s proposal within thirty (30) calendar days.  Medical Group and PacifiCare shall enter into an Amendment to this Agreement documenting any agreement they may reach on any changes to the list of Carve-Out Program Covered Services, drugs and agents.

3.9.2                  PacifiCare’s Right to Terminate Medical Group’s Participation in PacifiCare-Sponsored Carve-Out Programs.  PacifiCare, at its sole discretion, reserves the right to terminate Medical Group’s participation in PacifiCare-Sponsored Carve-Out Programs by providing Medical Group sixty (60) calendar days advance written notice.  Upon any such termination, PacifiCare shall adjust Medical Group’s compensation consistent with the amounts specified in Attachment C of Exhibit 8.

3.           The following Sections of Article 4 of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 4
MANAGED CARE PROGRAM SERVICES

4.1                            Managed Care Program Services, PacifiCare Accountability and Medical Group Cooperation.  Consistent with the requirements of State and Federal Law and the standards of Accreditation Organizations, PacifiCare shall be accountable for the performance of the following services for all Managed Care Plans: (I) quality management and improvement, (ii) medical management, (iii) credentialing, (iv) Member rights and responsibilities, (v) preventive health services, and (vi) payment and processing of claims (collectively, “Managed Care Program Services”). Without limiting the foregoing or PacifiCare’s delegation of any Managed Care Program Services to Medical Group, PacifiCare shall remain accountable to CMS for complying with its obligations under the CMS Agreement.  Medical Group and its Participating Providers shall cooperate with PacifiCare in the performance of all Managed Care Program Services and conduct their activities in a manner consistent with the provisions of this Article 4 including specifically, but without limitation, PacifiCare’s QI Program, MM Program, Credentialing Program, Member Services activities, and Claims Processing Guidelines.

4.2.1                   Delegation Audits and Determinations.  PacifiCare may, in its discretion, delegate medical management, credentialing, claims processing, and or other activities consistent with regulatory and accrediting standards to Medical Group.  Such delegation may occur at any time during the term of this Agreement if PacifiCare determines the Medical Group is capable of performing such activities and if Medical Group consents in writing to such delegation.  Medical Group’s consent and written agreement may be evidenced by this Agreement, amendments to this Agreement, or a separate delegation agreement between PacifiCare and Medical Group.

Managed Care Program Services which are delegated to Medical Group shall be specified in Exhibit 2 to this Agreement (collectively, the “Delegated Activities”). Exhibit 2 may be amended from time to time during the term of this Agreement by PacifiCare to reflect changes in delegation standards; delegation status; performance measures; reporting requirements; and other provisions of Exhibit 2.

Medical Group’s authority to perform medical management functions, as described but not limited to Article 4, Section 4.1.2, may be modified, at the sole discretion of PacifiCare at any time.

4.           The following Sections of Article 5 of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 5
COMPENSATION

5.1.4                   Carve-Out Compensation.  To the extent that PacifiCare has assumed responsibility for specified Covered Services pursuant to the Carve Out programs described Exhibit 8. Medical Group’s Capitation Payments, as identified in the applicable Product Attachments, reflect any adjustments as agreed to by the parties.  Medical Group shall be responsible for assessing the financial impact that the PacifiCare Sponsored Carve-Out Programs will have on the Medical Group.

5.1.4.1          Limitations to the PacifiCare-Sponsored Carve-Out Programs.  The PacifiCare-Sponsored Carve-Out Programs shall: (a) cover only the specific medications and Covered Services contained in the Carve-Out Program’s Descriptions and listed in Exhibit 8, (b) be subject to modification as a result of mandates in applicable law and or regulatory requirements and (c) apply only to those specific medications authorized by PacifiCare and provided by PacifiCare’s contracted vendor(s) for

Self-Injectable Carve-Out Program (SICOP)  medications.  SICOP medications will be prescribed by Medical Group Participating Providers and such Participating Providers shall be responsible for all patient education relating to the applicable prescription(s).

5.5                            Individual Stop-Loss Program.  PacifiCare shall provide Individual Stop-Loss (“ISL”) protection in order to limit Medical Group’s financial risk for Medical Group Services (“ISL Program”).  [The ISL Program is designed to limit Medical Group’s financial responsibility for Medical Group Services to a specified dollar amount per Medical Group Member per calendar year (“ISL Deductible”), while encouraging Medical Group’s continuing involvement with Medical Group Member’s care by sharing a portion of the financial responsibility for Medical Group Services which exceed the ISL Deductible (“ISL Coinsurance”).]  PacifiCare shall charge a premium (“ISL Premium”) as consideration for the ISL Program.  The ISL Deductible, ISL Coinsurance and ISL Premium for Medical Group are specified in each Product Attachment.  Notwithstanding any other provision of this Agreement.  PacifiCare may amend the ISL Deductible, ISL Coinsurance and ISL Premium on an annual basis effective at the beginning of any calendar year by providing sixty (60) calendar days prior written notice to Medical Group.  [During each year of this Agreement, should Medical Group fail to provide PacifiCare with timely evidence of ISL protection consistent with regulatory requirements.  PacifiCare shall assign such coverage to Medical Group and deduct the then-current ISL Premium from the Medical Group’s Capitation Payments as further described in each Product Attachment.]  For Medical Group Services which exceed the ISL Deductible, PacifiCare will pay Cost of Care, less the Medical Group’s ISL Coinsurance amount, subject to the Medical Group’s compliance with the procedures set forth in the Provider Manual and the provisions of this Section set forth below.

5.11                      Recoupment Rights.  PacifiCare shall have the right, but not the obligation, to pay claims which Medical Group fails to pay for Covered Services provided to PacifiCare Members if Medical Group fails to pay such claims following ten (10) days written notice from PacifiCare.  Except as may otherwise be specifically provided in this Agreement.  PacifiCare shall have the right to recoup any and all amounts owed by Medical Group to PacifiCare against amounts, including Capitation Payments, owed by PacifiCare to Medical Group.  [So long as neither party has given a notice of termination of this Agreement, PacifiCare shall give Medical Group not less than thirty (30) working days prior written notice of any proposed recoupment from Medical Group’s capitation payments.]  PacifiCare shall not recoup any amounts described in such notice if the Medical Group contests the recoupment in the manner contemplated by Health and Safety Code Section 1371.1 and applicable implementing regulations.  Any dispute shall be subject to the dispute resolution provisions of this Agreement.  If Medical Group does not object to the applicable amount to be recouped and does not otherwise pay the amount to PacifiCare, PacifiCare may recoup such amount from amounts due Medical Group under this Agreement.  PacifiCare’s right to recoup shall include the following amounts owed to PacifiCare by Medical Group: (i) amounts owed by Medical Group due to overpayments or payments made in error by PacifiCare; (ii) amounts owed by Medical Group as a result of claims for Medical Group Services that PacifiCare may pay on behalf of Medical Group; (iii) amounts owed by Medical Group for Covered Services provided outside the Medical Group Service Area; (iv) amounts owed by Medical Group as a result of the outcome of the Member appeals and grievance procedure; (v) amounts owed by Medical Group in connection with any other prior or existing agreement between Medical Group and PacifiCare or any PacifiCare Affiliate; and (vi) amounts owed by Medical Group pursuant to Section 5.4.3 (Incentive Program Settlements) above.

As a material condition to PacifiCare’s obligations under this Agreement, Medical Group agrees that all recoupment and any offset rights pursuant to this Agreement shall be deemed to be and to constitute rights of recoupment authorized in State or Federal law or in equity to the maximum extent possible under law or in equity and that such rights shall not be subject to any requirement of prior or other approval from any court or other government authority that may now or hereafter have jurisdiction over Medical Group.

5.18                      Non-Capitated Services Submission of Claims Claims Payment.  Medical Group shall submit all claims for non-capitated services reimbursement under this Agreement to PacifiCare no later than ninety (90) calendar days from the date of service or, if a third party or Coordination of Benefits claim, upon receipt of payment or notice of denial from a primary payor.  Medical Group shall submit such claims in accordance with the procedures and standards established by PacifiCare.  If Medical Group elects to submit claims electronically to PacifiCare, such electronic format shall be acceptable to PacifiCare or its agent.

For each Clean Claim submitted by Medical Group, PacifiCare or the applicable Payor shall pay the amount due to Medical Group within forty-five (45) working days following receipt of a Clean Claim, as defined below, by PacifiCare or within such other period of time as may be provided by State and Federal Law for the applicable Managed Care Plan.  For purposes of this Section. a “Clean Claim” is a claim for Covered Services submitted by Medical Group which is complete and includes all the information reasonably required by PacifiCare, and as to which request for payment there is no material issue regarding PacifiCare’s obligation to pay under the terms of a Managed Care Plan or PacifiCare’s MM Program.  In the event it is determined that a claim is not a Clean Claim, PacifiCare shall, within the time frames set forth above for the payment of Clean Claims, use reasonable efforts to advise Medical Group of the basis upon which a claim is not eligible for payment and specify any additional information required for PacifiCare to pay the amount due with respect to the applicable claim.

Medical Group acknowledges and agrees that payors are solely responsible for payment to Medical Group for non-capitated Covered Services provided to Members of payor plans whether claims are submitted to and paid by Payor directly or by PacifiCare on behalf of payor.  PacifiCare shall not be responsible or liable for any claims decisions or for any payment of claims by payors.

5.19                      Timely Submission of Medical Group Requests for Claims Determination Reconsideration.  Medical Group requests for reconsideration of a claims determination must be forwarded in a format acceptable to PacifiCare within ninety (90) calendar days from receipt of applicable claims determination from PacifiCare.  Medical Group’s failure to submit written requests within such time period shall result in the request being denied by PacifiCare.

5.20                      Timely Submission of Medical Group Requests for Recoupment Reconsideration of Recoupment Actions by PacifiCare.  To request reconsideration of recoupment actions taken by PacifiCare, Medical Group must submit such request in a format acceptable to PacifiCare within ninety (90) calendar days from the date of PacifiCare’s recoupment action.  Medical Group’s failure to submit a request for reconsideration within the timeframe specified herein shall result in the denial of the reconsideration request.

5.            The following Sections of Article 6 of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 6

TERM AND TERMINATION

6.1                            Term.  The term of this Agreement shall commence on January 1, 2004 (the “Commencement Date”) and end on December 31, 2005. Thereafter term of this Agreement shall be automatically extended for a one year term every January 1 (“Anniversary Date”), unless either party provides the other with written notice of such party’s intention not to extend the term no later than one hundred eighty (180) days prior to each Anniversary Date or until this Agreement is appropriately terminated by either party as provided herein.

6.            The following Sections of Article 6 of the Agreement are hereby added, to read as follows:

6.9                            Notification Upon Termination.  In the event of termination, Medical Group shall identify to PacifiCare, in writing, any Members who are receiving treatment from Medical Group or its Participating Providers for an acute or chronic condition, pregnancy or other course of treatment at the time of such written notice and at least forty five (45) calendar days prior to the effective date of termination.  Upon receiving such notification, PacifiCare will send written notification of Medical

Group’s termination to the Members identified by Medical Group per this section prior to the effective date of termination.

7.           The following Sections of Article 7 of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 7

GENERAL PROVISIONS

7.5.2                   Arbitration.  Any controversy, dispute or claim arising out of the interpretation, performance or breach of this Agreement which is not resolved pursuant to the Provider Dispute Resolution Procedure specified above shall be resolved by binding arbitration at the request of either Party, in accordance with the JAMS Comprehensive Arbitration Rules and Procedures, as modified by any other instructions that the Parties may agree upon at the time.  Such arbitration shall occur in Los Angeles, California, unless the parties mutually agree to have such proceeding in some other locale.  The arbitrator shall apply California substantive law and federal substantive law where state law is preempted.

7.5.2.1               Legal and Equitable Remedies.  The arbitrator shall have the power to grant all legal and equitable remedies provided by California law.  The arbitrator shall prepare in writing and provide to the parties an award including factual findings and the legal reasons on which the award is based.

7.5.2.2               Costs and Fees.  The Parties shall share equally the cost of the arbitration, including, but not limited to the arbitrator’s fee and any related charges.  Each Party shall be responsible for any and all costs associated with presenting its position at arbitration, including, but not limited to attorney fees and expert fees.  In the event either party seeks preliminary injunctive relief or a temporary restraining order, each Party shall bear its own attorneys’ fees.

7.5.2.3               Waiver.  Each Party knowingly acknowledges and agrees that the foregoing constitutes a waiver of their constitutional right to a jury trial.

7.5.2.4               Confidentiality.  The entire procedure shall be confidential and neither of the Parties nor arbitrator may disclose the content or results of any arbitration hereunder without the written consent of all Parties, except to the extent disclosure is required to enforce any applicable arbitration award or as may be otherwise required by law or upon the request of a regulatory agency and except that either Party may make such disclosures to its auditors, accountants, attorneys, insurers, actual and prospective investors and actual and potential lenders.

7.8                            Amendments

7.8.1                   Amendments or Modifications to Agreement.  Except as otherwise provided in this Section 7.8, all amendments or modifications to this Agreement shall be effective only upon mutual written agreement of the parties.

7.8.2                   Amendments to Provider Manual.  PacifiCare may by notice amend or change any or all provisions of the Provider Manual by providing forty-five (45) business days’ prior written notice to Medical Group unless either PacifiCare or Medical Group reasonably determines that the amendment is material and is not made in order to comply with a change in State or Federal Law or Accreditation Standard, in which case the provisions of Section 7.8.5. below, shall apply.  Any notice amendment pursuant to the terms of this Section shall be binding upon Medical Group at the end of the forty-five (45) business day period.

7.8.3                   Amendments to Agreement to Comply with State and Federal Law.  PacifiCare may amend this Agreement by providing thirty (30) calendar days prior written notice to Medical Group in order to maintain compliance with State and Federal Law   Such amendment shall be binding upon Medical

Group at the end of the thirty (30) calendar day period and shall not require the consent of Medical Group.

7.8.4                   Amendments to Managed Care Plans   PacifiCare may by notice amend or change any or all provisions of the Managed Care Plans by providing forty-five (45) business days’ prior written notice to Medical Group unless either PacifiCare or Medical Group reasonably determines that the amendment is material and is not made in order to comply with a change in State or Federal Law or Accreditation Standard, in which case the provisions of Section 7.8.5, below, shall apply.  Any notice amendment pursuant to the terms of this Section shall be binding upon Medical Group at the end of the forty-five (45) business day period.

7.8.5                   Material Changes.  Medical Group and PacifiCare shall seek to agree to amendments to this Agreement which satisfactorily addresses material changes proposed by PacifiCare which are not permitted to be made by a notice amendment pursuant to the terms of this Agreement or applicable State and Federal Law.  In such event, the applicable amendment shall not be effective until the parties amend the Agreement through a written amendment signed by both parties.  For the purposes of this Section “material” shall have the meaning set forth in Health and Safety Code Section 1375.7(1)(2), which at the time of execution of this Agreement, states that “material” shall mean a change to which a reasonable person would attach importance in determining action to be taken upon such provision.

In the event PacifiCare has provided Medical Group with notice of an amendment pursuant to Sections 7.8.2 or 7.8.4, above, and Medical Group reasonably determines that such amendment is material, Medical Group retains its rights to terminate the Agreement pursuant to California Health and Safety Code Section 1375.7(b). If Medical Group exercises its right to terminate the Agreement pursuant to California Health and Safety Code Section 1375.7(b). Medical Group agrees to provide PacifiCare with written notice of its intent to terminate the Agreement not less than five (5) business days prior to the expiration of the forty-five (45) business day notice period provided at Sections 7.8.2 and 7.8.4 and Medical Group agrees that PacifiCare may withdraw its notice amendment on or before the expiration of the forty-five (45) business day notice period thereby canceling Medical Group’s termination right.

8.          The following Sections of Article 8 of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 8

GOVERNING LAW AND REGULATORY REQUIREMENTS

8.3.2                   Obligations if PacifiCare Ceases Operating or Termination of Agreement for Nonpayment.  Notwithstanding any other provisions of this Agreement, Medical Group agrees that in the event PacifiCare ceases operations for any reason, including insolvency, Medical Group and its Participating Providers shall provide or arrange Covered Services and shall not, at any time, bill, charge, collect or receive any form of payment from any Member for Covered Services provided after PacifiCare ceases operations.

At such time as PacifiCare may cease operations or Medical Group terminates this Agreement on the basis of PacifiCare’s failure to make timely Capitation Payments, Medical Group and its Participating Providers shall continue to provide or arrange for Covered Services (i) to all Members for not less than thirty (30) calendar days thereafter or such shorter period of time as the applicable Member’s premium had been paid to PacifiCare and (ii) to those Members who are hospitalized on an inpatient basis at the time PacifiCare ceases operations or Medical Group terminates this Agreement until such Members are discharged from the hospital.  Medical Group shall not bill, charge, collect or receive any form of payment from any Member for such Covered Services.

8.4                            Inspection and Audit of Records and Facilities.  Medical Group and its Participating Providers shall provide access at reasonable times upon demand by PacifiCare, Accreditation Organizations and Government Agencies to periodically audit or inspect the facilities, offices, equipment, books.

documents and records of Medical Group and its Participating Providers relating to the performance of this Agreement and the Covered Services provided to Members, including, without limitation, all phases of professional and ancillary medical care provided or arranged for Members by Medical Group and its Participating Providers.  Member medical records and Medical Group’s financial condition and financial records pertaining to the cost of operations and income received by Medical Group for Covered Services rendered to Members.

Medical Group and its Participating Providers shall comply with any reasonable requirements or directives issued by PacifiCare, Accreditation Organizations and Government Agencies as a result of such evaluation, inspection or audit of Medical Group and its Participating Providers.  Medical Group and its Participating Providers shall retain the books and records described in this Section for at least six (6) years and acknowledge that certain Government Agencies may have the right to inspect and audit Medical Group’s books and records for six (6) years beyond termination of this Agreement or until the conclusion of any governmental audit that may be initiated that pertains to such records, whichever is latest unless: (i) the CMS determines there is a special need to retain a particular record or group of records for a longer period and notifies PacifiCare or Medical Group at least thirty (30) days before the normal disposition date; (ii) there has been a termination, dispute, or fraud or similar fault by Medical Group, in which case the retention may be extended to six (6) years from the date of any resulting final resolution of the termination, dispute, or fraud or similar fault; or (iii) the CMS determines that there is a reasonable possibility of fraud, in which case it may inspect, evaluate, and audit Medical Group at any time.  Without limiting the foregoing, following the commencement of any audit by a Government Agency, Medical Group shall retain its relevant books and records until completion of said audit.  The provisions of this Section shall survive termination of this Agreement for the period of time required by State and Federal Law.

9.             The following Sections of Article 10 of the Agreement are hereby added, to read as follows:

ARTICLE 10

READY REPLY

10.1                           Statement of Purpose/Additional Defined Terms

10.1.1             Statement of Purpose.  For the purposes of increasing Member satisfaction, PacifiCare has designed procedures to enable PacifiCare and Medical Group to accelerate the time in which Member complaints are addressed through the “Ready Reply Program” as defined and described in this Article 10. The Ready Reply Program’s goal is to voluntarily exceed existing legal and community standards for time-periods in which Member complaints are resolved.  The Ready Reply Program accelerated review procedures shall in no manner decrease the care and level of review given by PacifiCare or Medical Group to the resolution of Member complaints.  Medical Group acknowledges that PacifiCare will be making affirmative commitments to its Members that the Ready Reply Providers (as defined below) have specially designed systems to enhance Member satisfaction.  This Article 10 documents Medical Group’s commitment to participate in and support the Ready Reply Program.

10.1.2          Additional Defined Terms.  In addition to those defined terms that are set forth in the Agreement, the following defined terms shall have the meanings set forth below:

(a)                             Ready Reply is the name of the program established by PacifiCare to accelerate the timeliness of resolution of Member complaints.

(b)                            Ready Reply Provider is any PacifiCare Participating Provider that participates in the Ready Reply Program.

10.2                           Duties of Medical Group

10.2.1             Establish Ready Reply Program Processes.  On or before January 1, 2004, Medical Group shall establish such processes as are necessary or advisable for Medical Group to support Ready Reply Program including, but not limited to, fulfilling the specific obligations set forth in this Section 10.2. If, for any reason, Medical Group fails to maintain Ready Reply Program processes that meet all of the requirements of Ready Reply Program, Medical Group shall provide immediate written notice thereof to PacifiCare.  Medical Group’s failure to so notify PacifiCare that it is no longer maintaining standards in compliance with the Ready Reply Program shall be a material breach of the Ready Reply Agreement subjecting Medical Group to all of the remedies contemplated thereby.  If Medical Group is unable to cure the breach.  Medical Group will use best efforts to continue the complaint management program for a period of six (6) months to allow PacifiCare ample time to remove Medical Group from all Ready Reply marketing materials.

10.2.2             24 Hour Resolution of Member Complaints.  Medical Group shall assist PacifiCare in its goal of resolving substantially all Member complaints within periods of not more than twenty-four (24) hours or one (1) business day of either PacifiCare’s or Medical Group’s receipt of notice of a Member complaint.  Medical Group agrees to assist PacifiCare in obtaining such goal by, among other commitments as set forth herein, completing all actions required pursuant to this Agreement as soon as possible, but in no event not later than 4pm of the next business day.

10.2.3             Education of Medical Group Personnel.  Medical Group shall assure that all of Medical Group’s personnel who may receive or have any communications with or regarding Members understand the commitments of Medical Group as set forth in this Article 10.

10.2.4             Medical Group Key Contact.  Medical Group shall appoint a single person to be on duty at Medical Group to act as the Medical Group key contact (“Medical Group Key Contact”) and to coordinate the resolution of Member complaints with PacifiCare.  During regular business hours, the Medical Group Key Contact shall contact PacifiCare no more than sixty (60) minutes following receipt of a Member complaint or PacifiCare’s notice to Medical Group of a Member complaint.  PacifiCare recommends that the Medical Group Key Contact carry a pager to assure the ability to comply with the foregoing.  The Medical Group Key Contact shall, without limiting the foregoing, be responsible for assuring that the Medical Group meets its commitment at Section 10.2.2 above.

10.2.5             Notice of Contact Persons.  Medical Group shall provide PacifiCare’s Key Contact with written notice throughout the term of this Article 10, with timely updates thereto, with the names and means of contacting the Medical Group Key Contact for the applicable day by telephone, facsimile, pager (if available), electronic mail, and U.S. mail.

10.2.6             Accountability Responsibility.  Medical Group shall require and enable the Medical Group Key Contact to remain accountable and responsible for the Medical Group’s resolution, with PacifiCare, as contemplated by the Ready Reply Program.

10.2.7             Technological Systems.  Medical Group shall maintain manual or technological systems and staffing levels as necessary and advisable to support Ready Reply.

10.2.8             Confidentiality of Medical Information.  Medical Group shall assure that the Medical Group’s communications systems, including without limitation, its electronic mail and internet systems, protect the confidentiality of medical information in compliance with the provisions of this Agreement and the requirements of State and Federal law.

10.2.9             Trade Secret Protection.  Medical Group shall maintain PacifiCare’s Ready Reply Program as a confidential trade secret pursuant to the confidentiality provisions of the Agreement.

10.2.10       Access to Records    Medical Group will provide PacifiCare with any and all necessary and reasonable information including medical records, policies and procedures, and other related information necessary in order tor PacifiCare to verify that Medical Group is in compliance with the provisions of this Article 10. as determined by PacifiCare.  PacifiCare will use best efforts to notify Medical Group of such requests in writing.

10.2.11       Marketing Activities.  Medical Group shall participate in PacifiCare’s marketing activities to promote Ready Reply and to promote the Medical Group as a Ready Reply Provider.

10.3                           Duties and Specific Rights of PacifiCare

10.3.1             Marketing Activities.  PacifiCare shall engage in marketing activities to promote the Ready Reply Program, including identifying Medical Group as a Ready Reply Provider in PacifiCare’s Provider Directory.

10.3.2             Nonce of Contact Persons.  PacifiCare shall provide Medical Group’s Key Contact with written notice throughout the term of this Article 10, with timely updates thereto, with the names and means of contacting the PacifiCare Key Contact for the applicable day by telephone, facsimile, pager (if available), electronic mail, and U.S. mail.

10.3.3           Determination of Compliance by Medical Group.  PacifiCare reserves the right to determine whether Medical Group is in compliance with the terms of this Addendum and the requirements of the Ready Reply Program.  If PacifiCare determines that Medical Group is not meeting its commitments as set forth in this Addendum, PacifiCare shall cease marketing Medical Group as a Ready Reply Provider, and any future marketing of Medical Group as a Ready Reply Provider will be at the sole discretion of PacifiCare.

10.4                           Additional Provisions

10.4.1             PacifiCare Grievance Policies and Procedures and Appeal Policies and Procedures.  PacifiCare’s Grievance Policies and Procedures, as set forth in the applicable Subscriber Agreements and the Provider Manuals remain in full force and effect.  This Article 10 does not apply to or make any changes to the PacifiCare Member Appeals Policies and Procedures as set forth in the applicable Subscriber Agreement and the Provider Manuals.

10.4.2             Term.              The term of this Article 10 shall commence as of the date first set forth above and shall terminate concurrently with the termination of the Agreement.

10.4.3             Termination.  PacifiCare may terminate this Article 10 at any time, with or without cause, upon ninety (90) days prior written notice to Medical Group.  Termination of this Article 10 by PacifiCare without cause shall not terminate or otherwise affect the Agreement.

10.                    Product Attachment A (PacifiCare Commercial Health Plan) to the Agreement is hereby deleted in its entirety and replaced with a new Product Attachment A, attached hereto and incorporated herein by this reference.

11.                    Product Attachment B (PacifiCare Commercial Point-of-Service Health Plan) to the Agreement is hereby deleted in its entirety and replaced with a new Product Attachment B, attached hereto and incorporated herein by this reference.

12.                    Product Attachment C (Secure Horizons Health Plan) to the Agreement is hereby deleted in its entirety and replaced with a new Product Attachment C, attached hereto and incorporated herein by this reference.

13.                    Exhibit 2 Delegated Activities.  is hereby deleted in its entirety and replaced with a new Delegated Activities exhibit, attached hereto and incorporated herein by this reference.

14.                    Exhibit 5. Division of Financial Responsibility.  is hereby deleted in its entirety and replaced with a new Division of Financial Responsibility matrix, attached hereto and incorporated herein by this reference.

15.                    Exhibit 6. Quality Incentive Program.  is hereby added, attached hereto and incorporated herein by this reference.

16.                    Exhibit 9. PacifiCare’s Injectable/Chemotherapy Carve-Out Program.  is hereby added, attached hereto and incorporated herein by this reference.

17.                    Use of Defined Terms.  Capitalized terms utilized in this Amendment and not defined herein shall have the same meaning set forth in the definitions to the Agreement.

18.                    Agreement Remains in Full Force and Effect.  Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned parties hereby agree to this Amendment as of the date first set forth above.

PACIFICARE OF CALIFORNIA

BY:

Title:

Date:

NORTHWEST ORANGE COUNTY MEDICAL GROUP

By:	/s/ PRATIBHA PATEL
Title:	PRATIBHA PATEL, MD PRESIDENT

Date:	11/3/03

By:	/s/ James P. Agronick
Title:	CEO
Date:	11/3/03

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

Northwest Orange County Medical Group – La Palma

This Product Attachment A, along with the Base Agreement, sets forth the specific terms and conditions which are applicable to the PacifiCare Commercial Health Plan, as defined below.

ARTICLE 1

DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Health Plan, as described in this Product Attachment A, Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial Plan Members are Medical Group Members enrolled in the PacifiCare Commercial Plan.

1.2                                 Commercial Plan Premium is the Premium received by PacifiCare each month for PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions, compensation, [administrative fees paid to affiliates in connection with joint marketing arrangements.]  Premium taxes and Premiums for Supplemental Benefits.

1.3                                 OPM Agreement is the agreement between PacifiCare and the Federal Office of Personnel Management for the provision of Covered Services to persons enrolled in the PacifiCare Commercial Plan through their participation in the health benefits programs for Federal employees and their dependents.

1 4                                 PacifiCare Commercial Plan is any and all of the various Managed Care Plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan and the Secure Horizons Health Plan) and employer groups, associations with employer group participation and unions which purchase benefits for their employees and their dependents.

1.5                                 Supplemental Benefits are benefits offered under the PacifiCare Commercial Plan which require separate premium, in addition to the Commercial Plan Premium, as consideration for the additional benefits.

ARTICLE 2

DUTIES OF MEDICAL GROUP

2.1                            Provision of Covered Services.  Medical Group and its Participating Providers shall provide Covered Services to Commercial Plan Members pursuant to the terms of the Base Agreement and this Product Attachment A.

2.2                            Compliance with OPM Agreement.  Medical Group shall comply with all requirements in the OPM Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the OPM Agreement which are applicable to Medical Group’s Participating Providers are included in Medical Group’s subcontracts with its Participating Providers.  A copy of the OPM Agreement shall be provided to Medical Group concurrent with the execution of this Agreement.

2.3                            Compliance with Subscriber Agreements for PacifiCare Commercial Plan.  Medical Group and its Participating Providers shall comply with all requirements in Subscriber Agreements for the PacifiCare Commercial Plan which are applicable to Medical Group.  PacifiCare shall make good faith efforts to notify Medical Group of any such requirements that are not otherwise reflected in this Agreement.

ARTICLE 3

COMPENSATION

3.1                                 Age Gender/Benefit Adjusted Commercial Capitation.  Capitation Payments for Commercial Plan Members shall be made based upon a per Member per month base capitation rate (‘‘Base Capitation Rate”) adjusted to reflect the Medical Group Members’ age, gender, and benefit plan participation.  For 2004, the Base Capitation Rate shall be ***) per Commercial Plan Member per month.  For 2005, the Base Capitation Rate shall be fifty-two dollars ($52.00) per Commercial Plan Member per month.  Age/gender adjustment factors are actuarially determined and are listed below.  Benefit adjustment factors are actuarially determined and may take into consideration variations in benefit plan types, Copayment and coinsurance levels.  PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers.  On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes.  The Standard Service Capitation Amount will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Medical Group’s Members for the applicable month.  The total monthly Capitation Payment shall also be adjusted in the manner set forth in Article 5 of the Base Agreement.

The following are PacifiCare’s age/gender adjustment factors.

Age. Sex Grouping	Factor

Child 0	1.8412
Child 1	1.1116
Child 2-9	0.4434
Child 10-17	0.4411
Female 18-19	0.6649
Female 20-24	0.9544
Female 25-29	1.362
Female 30-34	1.3911
Female 35-39	1.3147
Female 40-44	1,3872
Female 45-49	1.5017
Female 50-54	1.7097
Female 55-59	1.9981
Female 60-64	2.2818
Female 65 Plus	1.9375
Male 18-19	0.384
Male 20-24	0.3787
Male 25-29	0.4805
Male 30-34	0.6052
Male 35-39	0.6675
Male 40-44	0.8186
Male 45-49	1.0095
Male 50-54	1.311
Male 55-59	1.7451
Male 60-64	2.197
Male 65 Plus	2.0S13

3.1.1                   Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.2                            ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Commercial Plan shall initially be:

(i)                               ISL Deductible shall be zero ($0) per Commercial Plan Member per calendar year.

(i)                               ISL Premium shall be zero dollars ($0) per Commercial Plan Member per month.

(iii)                         ISL Coinsurance shall be zero percent (0%) of Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group opting out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event.  Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.5.3 of the Base Agreement.  The ISL Program is subject to annual updates as further specified in Section 5.5 of the Base Agreement.

3.3                                 Commercial Hospital Incentive Program.  Medical Group and Hospital shall establish and maintain an annual Commercial Hospital Incentive Program for the PacifiCare Commercial Plan (the “CHIP”). The CHIP shall be designed to provide an incentive for efficient and effective use of Hospital Services, and shall be consistent with this Agreement and with State and Federal Law.  A copy of the CHIP is included in the Exhibits and incorporated herein.  Medical Group shall provide PacifiCare with a copy of any and all revisions to the CHIP, which shall be deemed incorporated into this Agreement, copies of any and all reports and payment schedules prepared by Medical Group or Hospital relating to the CHIP and evidence of stop-loss reinsurance obtained pertaining to the CHIP (which insurance must be approved by PacifiCare).  PacifiCare reserves the right to require that the CHIP be modified from time to time to comply with this Agreement and State and Federal Law.  Without limiting the foregoing, the CHIP shall provide that in the event of a deficit under the CHIP which exceeds any established withhold.  Medical Group shall not be responsible for reimbursing Hospital or PacifiCare for such deficit nor shall PacifiCare offset such deficit against Medical Group’s Capitation Payments due under this Agreement.

3.4                                 Commercial Plan Pharmacy Incentive Program.  PacifiCare shall establish and administer an annual Pharmacy Incentive Program for the PacifiCare Commercial Plan (the “PIP”). The PIP is designed to provide an incentive for the efficient and effective use of Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members.  The PIP shall be calculated as follows;

3.4.1                        Outpatient Pharmacy Supplemental Benefits shall be the benefits made available by PacifiCare under the PacifiCare Supplemental Pharmacy Benefit, as defined in the applicable Subscriber Agreement.

3.4.2                        PIP Budget shall equal eighty percent (80%) of the premium received by PacifiCare for Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members plus thirty one cents ($0.31) per Commercial Plan Member per month, which amount is established as a credit for rebates received from pharmaceutical manufacturers   This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare.  The PIP Budget shall be retained by PacifiCare for purposes of administering the PIP.

3.4.3                        PIP Expense shall equal the expense incurred for the provision of Outpatient Pharmacy Supplemental Benefits during the applicable period.

3.4.4                        PIP Surplus.  In the event the PIP Expense is less than the PIP Budget, fifty percent (50%) of the surplus shall be allocated to Medical Group.

3.4.5                        PIP Deficit.  In the event that the PIP Expense is greater than the PIP Budget, fifty percent (50%) of the deficit shall be allocated to Medical Group, not to exceed one dollar eighty cents ($1.80) per Commercial Plan Member per month.

product attachment b

pacificare commercial point-of-service plan

Northwest Orange County Medical Group — La Palma

In addition to the terms and conditions set forth in the Base Agreement and Product Attachment A, the following terms and conditions, as defined below, are also applicable to the PacifiCare Commercial Point-of-Service Plan.

ARTICLE I

DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Point-of-Service plan, as described in this Product Attachment B.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial POS Plan Members are Medical Group Members enrolled in the PacifiCare Commercial POS Plan

1.2                                 In-Network Services are Covered Services which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services and (d) Urgently Needed Services.

1.3                                 Out-of-Network Services are Covered Services, excluding Emergency Services and Urgently Needed Services, which are received without the prior authorization of Medical Group.

1.4                                 PacifiCare Commercial Point-of-Service (“POS”) Plan is any PacifiCare Commercial Plan, as defined in Product Attachment A, under which Members are entitled to coverage for both In-Network Services and Out-of-Network Services.

ARTICLE 2

DUTIES OF MEDICAL GROUP

2.1                                 Covered Services.  Medical Group and its Participating Providers shall provide or arrange Covered Services to Commercial POS Plan Members under same terms and conditions as Commercial Plan Members.

2.2                                 Reciprocity; Reimbursement for Out-of-Network Services.  If any of Medical Group’s Participating Providers provides Out-of-Network Services to a Commercial POS Plan Member, such Medical Group Participating Provider shall bill PacifiCare or the payor responsible for payment for Out-of-Network Services for such services and agrees to accept full payment at the Cost of Care.  Neither Medical Group nor its Participating Providers shall encourage Members to receive Covered Services from non-Participating Providers.  Medical Group shall include the requirements of this Section in all subcontracts with its Participating Providers.

ARTICLE 3

COMPENSATION

3.1                                 Capitation Payments for Commercial POS Plan Members.  For Commercial POS Plan Members, PacifiCare shall pay Medical Group *** of the Capitation Payments for Commercial Health Plan Members.  Said Capitation Payments may be subject to the adjustments set forth in Article 5 of the Base Agreement (if any).  The payment described in this Section is payment in full for In-Network Services, except for Copayments, coordination of benefits, and third party recoveries.

3.1.1                        Premium Adjustments.  The Commercial Plan Premium and benefits may be amended for each Subscriber Agreement upon the annual renewal date of each Subscriber Agreement at the sole discretion of PacifiCare.

3.2                                 Adjustment of Rates.  Capitation Payments for Commercial POS Plan Members may be prospectively adjusted on an annual basis to reflect actual experience under the Commercial POS Plan; provided, however, that in no event shall the amount of any increase or decrease to such Capitation Payments he greater than ten (10) percentage points in any given year.

PRODUCT ATTACHMENT C

SECURE HORIZONS HEALTH PLAN

Northwest Orange County Medical Group — La Palma

This Product Attachment C, along with the Base Agreement, sets forth the terms and conditions which are applicable to the Secure Horizons Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the Secure Horizons Health Plan, as described in this Product Attachment C.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 CMS Agreement is the Medicare – Choice contract between PacifiCare and CMS.

1.2                                 Medicare is the Hospital Insurance Plan (Part A) and the Supplementary Medical Insurance Plan (Part B) provided under Title XVIII of the Social Security Act, as amended.

1.3                                 Monthly CMS Payment is the revenue received by PacifiCare each month from CMS, as determined by CMS, for providing Covered Services to Secure Horizons Members.

1.4                                 Secure Horizons Health Plan is the prepaid health plan operated by PacifiCare pursuant to the CMS Agreement which provides Covered Services to individuals (including retirees) eligible to receive Medicare benefits.

1.5                                 Secure Horizons Members are Medical Group Members enrolled in the Secure Horizons Health Plan.

1.6                                 Secure Horizons Revenue is the Monthly CMS Payment for Medical Group Members enrolled in the Secure Horizons Health Plan, less payments for broker and agent commissions/compensation (if any) and premium taxes (if any) plus amounts paid by CMS to PacifiCare for certain third parties for services provided in connection with the identification and enrollment of individuals who can be designated as Specified Low-Income Beneficiaries (as defined by CMS) eligible for the Qualified Medicare Beneficiary Program premium (as defined by applicable Federal and State laws and regulations).  As of the Effective Date, PacifiCare does not pay broker or agent commissions or compensation with respect to the Secure Horizons Health Plan and there are currently no premium taxes.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Compliance with CMS Agreement and Federal Medicare Law.  Medical Group shall comply with all requirements in the CMS Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the CMS Agreement which are applicable to Medical Group’s Participating Providers as a subcontractor of PacifiCare are included in Medical Group’s subcontracts with its Participating Providers.  A copy of the CMS Agreement shall be made available to Medical Group concurrent with the execution of this Agreement.  Medical Group and us Participating Providers shall comply with Title XVI11 of the Social Security Act and the regulations adopted thereunder by CMS for the Medicare program.

2.2                                 Medicare Participation Standards.  Medical Group shall require that all of its Participating Providers who provide services to Secure Horizons Members meet the standards for participation and all applicable requirements for providers of health care services under the Medicare program.  In addition, Medical Group shall require that all facilities and offices utilized by Medical Group and its Participating Providers to provide or arrange Covered Services to Secure Horizons Members shall comply with facility standards established by CMS.

2.3                                 Specific Provisions Pertaining to Benefits, Coverage and Beneficiary Protections.  Without limiting any of Medical Group’s other obligations under this Agreement, Medical Group specifically agrees to comply with the following policies and procedures:

(i)                                     PacifiCare’s policies pertaining to the collection of Copayments which prohibit the collection of Copayments for routine injections, routine immunizations, flu immunizations, and the administration of pneumococcal/pneumonia vaccine.

(ii)                                  PacifiCare’s policies pertaining to pre-certification which provide that Secure Horizons Members may directly access a provider for mammography and influenza vaccinations and women’s health specialists for routine and preventative health care.

(iii)                               PacifiCare’s policies pertaining to complex and serious conditions which provide for procedures to identify, assess and establish treatment plans for persons with complex or serious medical conditions.

(iv)                              PacifiCare’s policies pertaining to enrollment and assessment of new Secure Horizons Members including requirements to conduct a health assessment of all new Secure Horizons Members within ninety (90) days of the effective date of their enrollment.

2.4                                 Confidentiality of Medical Records.  Medical Group shall establish and maintain procedures and controls so that no information contained in its records or obtained from CMS or from others in carrying out the terms of this Agreement shall be used by or disclosed by it, its agents, officers, or employees except as provided in Section 1106 of the Social Security Act, as amended, and regulations prescribed thereunder.

2.5                                 Submission of Data.  Medical Group shall cooperate with PacifiCare in submitting to the Secretary of Health and Human Services statistical data pertaining to Covered Services provided by Medical Group, enrollment and disenrollment data and any other reports the Secretary may reasonably require to carry out its functions under the Medicare + Choice program.

2.6                                 Advance Directives.  Medical Group shall document all Secure Horizons Member patient records with respect to the existence of an Advance Directive in compliance with the Patient Self-Determination Act (Section 4751 of the Omnibus Reconciliation Act of 1990), as amended, and other appropriate laws.  For purposes of this Agreement, an Advance Directive is a Member’s written instructions, recognized under State law, relating to the provision of health care when the Member is not competent to make health care decisions as determined under State law.  Examples of Advance Directives are living wills and durable powers of attorney for health care.

2.7                                 Nondiscrimination.  Medical Group understands that CMS requires compliance with the provisions of this Section as a condition for participation in Medicare plans.  Medical Group shall comply with Title VI of the Civil Rights Act of 1964, as amended (42 U.S.C. Section 2000d et. seq.), Section 504 of the Rehabilitation Act of 1973, as amended (29 U.S.C. Section 794) and the regulations thereunder, Title IX of the Education Amendments of 1972, as amended (20 U.S.C. Section 1681 et seq.), the Age Discrimination Act of 1975, as amended (42 U.S.C. Section 6101 et. seq.), Section 654 of the Omnibus Budget Reconciliation Act of 1981, as amended (42 U.S.C. Section 9849), the Americans With Disabilities Act (P.L. 101-365) and all implementing regulations, guidelines and standards as are now or may be lawfully adopted under the above statutes.

2.8                                 Termination of CMS Agreement.  In the event the CMS Agreement is terminated or not renewed, the provisions of this Agreement relating to the Secure Horizons Health Plan shall automatically terminate unless otherwise agreed by CMS and PacifiCare.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Secure Horizons Members.  Capitation Payments for Secure Horizons Members shall be *** of the Secure Horizons Revenue per Secure Horizons Member per month, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.

3.1.1                        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group opting out of PacifiCare’s ISI. Program.

3.1.2                        One Time Adjustment for 2004 Increases in Secure Horizons Revenue.  The Capitation Percentage set forth above assumes a prospective Secure Horizons Revenue increase of two percent (2%) over the average Secure Horizons Revenue for Assigned Medical Group Members (the “Annual Increase”).  Such assumption is based upon the estimated average payment rates for Medicare Parts A and B overall for calendar year 2004 as published by CMS in March 2003.  In the event that the actual Annual Increase is more than *** as determined by law or legislative or regulatory action or federal administrative agency interpretation (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of *** has been specifically determined by CMS to be used for the enhancement of benefits for Medicare+Choice beneficiaries that are the financial responsibility of PacifiCare (“Benefit Enhancements”), PacifiCare shall reduce the Capitation Percentage to an amount that will adjust Medical Group’s Capitation Payments to account for the Benefit Enhancements.  The resulting adjustment, if any, in the Capitation Percentage shall be a one-time adjustment limited by that amount, or portion thereof, that has been specifically determined by CMS to be used for the Benefit Enhancements.  The new 2004 Capitation Percentage (“Adjusted Capitation Percentage”), if necessary, shall begin with the January 2004 Standard Service Capitation Payment and the Adjusted Capitation Percentage shall be effective through the Term of the Agreement.

In the event that the actual Annual Increase is more than ***, as determined by law or legislative or regulatory action or federal administrative agency (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of two percent (2%) has not been specifically determined by CMS to be used for Benefit Enhancements, the calculation of the Secure Horizons Revenue shall include the entire increase.

One Time Adjustment for 2005 Increases in Secure Horizons Revenue.  The Capitation Percentage set forth above assumes a prospective Secure Horizons Revenue increase of *** over the average Secure Horizons Revenue for Assigned Medical Group Members (the “Annual Increase”).  Such assumption is based upon the estimated average payment rates for Medicare Parts A and B overall for calendar year 2005 as published by CMS in March 2004.  In the event that the actual Annual Increase is more than ***, as determined by law or legislative or regulatory action or federal administrative agency interpretation (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of two percent (2%) has been specifically determined by CMS to be used for the enhancement of benefits for Medicare-Choice beneficiaries that are the financial responsibility of PacifiCare (“Benefit Enhancements”), PacifiCare shall reduce the Capitation Percentage to an amount that will adjust Medical Group’s Capitation Payments to account for the Benefit Enhancements.  The resulting adjustment, if any, in the Capitation Percentage shall be a one-time adjustment limited by that amount, or portion thereof, that has been specifically determined by CMS to be used for the Benefit Enhancements.  The new 2005 Capitation Percentage (“Adjusted Capitation Percentage”),

if necessary, shall begin with the January 2005 Standard Service Capitation Payment and the Adjusted Capitation Percentage shall be effective through the Term of the Agreement.

In the event that the actual Annual Increase is more than two percent (2%), as determined by law or legislative or regulatory action or federal administrative agency (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of two percent (2%) has not been specifically determined by CMS to be used for Benefit Enhancements, the calculation of the Secure Horizons Revenue shall include the entire increase.

3.2                                 ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Secure Horizons Plan shall initially be:

(i)                                     ISL Deductible shall be zero ($0) per Secure Horizons Member per calendar year.

(ii)                                  ISL Premium shall be zero percent (0%) of the Secure Horizons Revenue.

(iii)                               ISL Coinsurance shall be zero percent (0%) of the Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group opting out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.5.3 of the Base Agreement.

3.3                                 Secure Horizons Hospital Incentive Program.  Medical Group and Hospital shall establish and administer an annual Secure Horizons Hospital Incentive Program for the Secure Horizons Plan (the “SHIP”).  The SHIP shall be designed to provide an incentive for efficient and effective use of Hospital Services, and shall be consistent with this Agreement and with State and Federal Law.  A copy of the SHIP is included in the Exhibits and incorporated herein.  Medical Group shall provide PacifiCare with a copy of any and all revisions to the SHIP, which shall be deemed incorporated into this Agreement; copies of any and all reports and payment schedules prepared by Medical Group or Hospital relating to the SHIP and evidence of stop-loss reinsurance obtained pertaining to the SHIP (which insurance must be approved, in writing, by PacifiCare).  PacifiCare reserves the right to require that the SHIP be modified from time to time to comply with this Agreement and State and Federal Law.  Without limiting the foregoing, the SHIP shall provide that in the event of a deficit under the SHIP which exceeds any established withhold, Medical Group shall not be responsible for reimbursing Hospital or PacifiCare for such deficit nor shall PacifiCare offset such deficit against Medical Group’s Capitation Payments due under this Agreement.

If PacifiCare provides reinsurance protection for the SHIP, such reinsurance shall be obtained in accordance with PacifiCare’s Reinsurance Program then in effect and elections for such Reinsurance Program shall be made by Hospital, in writing, with written notice to Medical Group.  Hospital shall not change its Reinsurance Program elections without the written consent of Medical Group.  Reinsurance Premiums shall be paid by Hospital and PacifiCare may deduct such Reinsurance Premiums from Hospital’s Capitation Payments.

3.4                                 Collection of Charges From Third Parties When Medicare Is Not the Primary Payor.  Medical Group shall accept Capitation Payments from PacifiCare as payment in full for Covered Services provided to Secure Horizons Members; provided, however, when Medicare is not the primary payor for Covered Services, such as when the Secure Horizons Member is entitled to payment from another third party or for payment for a workers’ compensation claim, or from other primary insurance coverage maintained by Secure Horizons Member.  Medical Group shall make no demand upon PacifiCare for reimbursement under the Individual Stop-Loss Program until all primary sources of payment have been pursued and it is determined that full payment cannot be obtained within ten (10) months from the date of the provision of Covered Services.

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

Northwest Orange County Medical Group – West Anaheim

This Product Attachment A, along with the Base Agreement, sets forth the specific terms and conditions which are applicable to the PacifiCare Commercial Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Health Plan, as described in this Product Attachment A.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.2                                 Commercial Plan Members are Medical Group Members enrolled in the PacifiCare Commercial Plan.

1.2                                 Commercial Plan Premium is the Premium received by PacifiCare each month for PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions/compensation, [administrative fees paid to affiliates in connection with joint marketing arrangements,] Premium taxes and Premiums for Supplemental Benefits.

1.3                                 OPM Agreement is the agreement between PacifiCare and the Federal Office of Personnel Management for the provision of Covered Services to persons enrolled in the PacifiCare Commercial Plan through their participation in the health benefits programs for Federal employees and their dependents.

1.4                                 PacifiCare Commercial Plan is any and all of the various Managed Care Plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan and the Secure Horizons Health Plan) and employer groups, associations with employer group participation and unions which purchase benefits for their employees and their dependents.

1.5                                 Supplemental Benefits are benefits offered under the PacifiCare Commercial Plan which require separate premium, in addition to the Commercial Plan Premium, as consideration for the additional benefits.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Provision of Covered Services.  Medical Group and its Participating Providers shall provide Covered Services to Commercial Plan Members pursuant to the terms of the Base Agreement and this Product Attachment A.

2.3                                 Compliance with OPM Agreement.  Medical Group shall comply with all requirements in the OPM Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the OPM Agreement which are applicable to Medical Group’s Participating Providers are included in Medical Group’s subcontracts with its Participating Providers.  A copy of the OPM Agreement shall be provided to Medical Group concurrent with the execution of this Agreement.

2.3                                 Compliance with Subscriber Agreements for PacifiCare Commercial Plan.  Medical Group and its Participating Providers shall comply with all requirements in Subscriber Agreements for the PacifiCare Commercial Plan which are applicable to Medical Group.  PacifiCare shall make good faith efforts to notify Medical Group of any such requirements that are not otherwise reflected in this Agreement.

ARTICLE 3
COMPENSATION

3.1                                 Age Gender Benefit Adjusted Commercial Capitation.  Capitation Payments for Commercial Plan Members shall be made based upon a per Member per month base capitation rate (“Base Capitation Rate”) adjusted to reflect the Medical Group Members’ age, gender, and benefit plan participation.  For 2004, the Base Capitation Rate shall be *** per Commercial Plan Member per month.  For 2005, the Base Capitation Rate shall be *** per Commercial Plan Member per month.  Age gender adjustment factors are actuarially determined and are listed below.  Benefit adjustment factors are actuarially determined and may take into consideration variations in benefit plan types, Copayment and coinsurance levels.  PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers.  On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes.  The Standard Service Capitation Amount will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Medical Group’s Members for the applicable month.  The total monthly Capitation Payment shall also be adjusted in the manner set forth in Article 5 of the Base Agreement.

The following are PacifiCare’s age/gender adjustment factors:

Age Sex Grouping	Factor

Child 0	1.8412
Child 1	1.1116
Child 2-9	0.4434
Child 10-17	0.4411
Female 18-19	0.6649
Female 20-24	0.9544
Female 25-29	1.362
Female 30-34	1.3911
Female 35-39	1.3147
Female 40-44	1.3872
Female 45-49	1.5017
Female 50-54	1.7097
Female 55-59	1.9981
Female 60-64	2.2818
Female 65 Plus	1.9375
Male 18-19	0.384
Male 20-24	0.3787
Male 25-29	0.4805
Male 30-34	0.6052
Male 35-39	0.6675
Male 40-44	0.8186
Male 45-49	1.0095
Male 50-54	1.311
Male 55-59	1.7451
Male 60-64	2.197
Male 65 Plus	2.0813

3.1.1                        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.2                                 ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Commercial Plan shall initially be:

(i)                                     ISL Deductible shall be zero ($0) per Commercial Plan Member per calendar year.

(ii)                                  ISL Premium shall be zero dollars ($0) per Commercial Plan Member per month.

(iii)                               ISL Coinsurance shall be zero percent (0%) of Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group opting out of the ISL Program, the above amounts and percentages will reflect “zero.”  In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.5.3 of the Base Agreement.  The ISL Program is subject to annual updates as further specified in Section 5.5 of the Base Agreement.

3.3                                 Commercial Hospital Incentive Program.  Medical Group and Hospital shall establish and maintain an annual Commercial Hospital Incentive Program for the PacifiCare Commercial Plan (the “CHIP”).  The CHIP shall be designed to provide an incentive for efficient and effective use of Hospital Services, and shall be consistent with this Agreement and with State and Federal Law.  A copy of the CHIP is included in the Exhibits and incorporated herein.  Medical Group shall provide PacifiCare with a copy of any and all revisions to the CHIP, which shall be deemed incorporated into this Agreement, copies of any and all reports and payment schedules prepared by Medical Group or Hospital relating to the CHIP and evidence of stop-loss reinsurance obtained pertaining to the CHIP (which insurance must be approved, in writing, by PacifiCare).  PacifiCare reserves the right to require that the CHIP be modified from time to time to comply with this Agreement and State and Federal Law.  Without limiting the foregoing, the CHIP shall provide that in the event of a deficit under the CHIP which exceeds any established withhold, Medical Group shall not be responsible for reimbursing Hospital or PacifiCare for such deficit nor shall PacifiCare offset such deficit against Medical Group’s Capitation Payments due under this Agreement.

3.4                                 Commercial Plan Pharmacy Incentive Program.  PacifiCare shall establish and administer an annual Pharmacy Incentive Program for the PacifiCare Commercial Plan (the “PIP”).  The PIP is designed to provide an incentive for the efficient and effective use of Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members.  The PIP shall be calculated as follows:

3.4.1                        Outpatient Pharmacy Supplemental Benefits shall be the benefits made available by PacifiCare under the PacifiCare Supplemental Pharmacy Benefit, as defined in the applicable Subscriber Agreement.

3.4.2                        PIP Budget shall equal eighty percent (80%) of the premium received by PacifiCare for Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members plus thirty one cents ($0.31) per Commercial Plan Member per month, which amount is established as a credit for rebates received from pharmaceutical manufacturers.  This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare.  The PIP Budget shall be retained by PacifiCare for purposes of administering the PIP.

3.4.3                        PIP Expense shall equal the expense incurred for the provision of Outpatient Pharmacy Supplemental Benefits during the applicable period.

3.4.4                        PIP Surplus.  In the event the PIP Expense is less than the PIP Budget, fifty percent (50%) of the surplus shall be allocated to Medical Group.

3.4.5                        PIP Deficit.  In the event that the PIP Expense is greater than the PIP Budget, fifty percent (50%) of the deficit shall be allocated to Medical Group, not to exceed one dollar eighty cents ($1.80) per Commercial Plan Member per month.

PRODUCT ATTACHMENT B

PACIFICARE COMMERCIAL POINT-OF-SERVICE PLAN

Northwest Orange County Medical Group – West Anaheim

In addition to the terms and conditions set forth in the Base Agreement and Product Attachment A, the following terms and conditions, as defined below, are also applicable to the PacifiCare Commercial Point-of-Service Plan.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Point-of-Service Plan, as described in this Product Attachment B.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial POS Plan Members are Medical Group Members enrolled in the PacifiCare Commercial POS Plan.

1.2                                 In-Network Services are Covered Services which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services and (d) Urgently Needed Services.

1.3                                 Out-of-Network Services are Covered Services, excluding Emergency Services and Urgently Needed Services, which are received without the prior authorization of Medical Group.

1.4                                 PacifiCare Commercial Point-of-Service (“POS”) Plan is any PacifiCare Commercial Plan, as defined in Product Attachment A, under which Members are entitled to coverage for both In-Network Services and Out-of-Network Services.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Covered Services.  Medical Group and its Participating Providers shall provide or arrange Covered Services to Commercial POS Plan Members under same terms and conditions as Commercial Plan Members.

2.2                                 Reciprocity; Reimbursement for Out-of-Network Services.  If any of Medical Group’s Participating Providers provides Out-of-Network Services to a Commercial POS Plan Member, such Medical Group Participating Provider shall bill PacifiCare or the payor responsible for payment for Out-of-Network Services for such services and agrees to accept full payment at the Cost of Care.  Neither Medical Group nor its Participating Providers shall encourage Members to receive Covered Services from non-Participating Providers.  Medical Group shall include the requirements of this Section in all subcontracts with its Participating Providers.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Commercial POS Plan Members.  For Commercial POS Plan Members, PacifiCare shall pay Medical Group *** of the Capitation Payments for Commercial Health Plan Members.  Said Capitation Payments may be subject to the adjustments set forth in Article 5 of the Base Agreement (if any).  The payment described in this Section is payment in full for In-Network Services, except for Copayments, coordination of benefits, and third party recoveries.

3.1.1                        Premium Adjustments.  The Commercial Plan Premium and benefits may be amended for each Subscriber Agreement upon the annual renewal date of each Subscriber Agreement at the sole discretion of PacifiCare.

3.2                                 Adjustment of Rates.  Capitation Payments for Commercial POS Plan Members may be prospectively adjusted on an annual basis to reflect actual experience under the Commercial POS Plan, provided, however, that in no event shall the amount of any increase or decrease to such Capitation Payments be greater than ten (10) percentage points in any given year.

PRODUCT ATTACHMENT C

SECURE HORIZONS HEALTH PLAN

Northwest Orange County Medical Group – West Anaheim

This Product Attachment C, along with the Base Agreement, sets forth the terms and conditions which are applicable to the Secure Horizons Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the Secure Horizons Health Plan, as described in this Product Attachment C.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 CMS Agreement is the Medicare - Choice contract between PacifiCare and CMS.

1.2                                 Medicare is the Hospital Insurance Plan (Part A) and the Supplementary Medical Insurance Plan (Part B) provided under Title XVIII of the Social Security Act, as amended.

1.3                                 Monthly CMS Payment is the revenue received by PacifiCare each month from CMS, as determined by CMS, for providing Covered Services to Secure Horizons Members.

1.4                                 Secure Horizons Health Plan is the prepaid health plan operated by PacifiCare pursuant to the CMS Agreement which provides Covered Services to individuals (including retirees) eligible to receive Medicare benefits.

1.7                                 Secure Horizons Members are Medical Group Members enrolled in the Secure Horizons Health Plan.

1.8                                 Secure Horizons Revenue is the Monthly CMS Payment for Medical Group Members enrolled in the Secure Horizons Health Plan, less payments for broker and agent commissions/compensation (if any) and premium taxes (if any) plus amounts paid by CMS to PacifiCare for certain third parties for services provided in connection with the identification and enrollment of individuals who can be designated as Specified Low-Income Beneficiaries (as defined by CMS) eligible for the Qualified Medicare Beneficiary Program premium (as defined by applicable Federal and State laws and regulations).  As of the Effective Date, PacifiCare does not pay broker or agent commissions or compensation with respect to the Secure Horizons Health Plan and there are currently no premium taxes.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Compliance with CMS Agreement and Federal Medicare Law.  Medical Group shall comply with all requirements in the CMS Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the CMS Agreement which are applicable to Medical Group’s Participating Providers as a subcontractor of PacifiCare are included in Medical Group’s subcontracts with its Participating Providers.  A copy of the CMS Agreement shall be made available to Medical Group concurrent with the execution of this Agreement.  Medical Group and its Participating Providers shall comply with Title XVIII of the Social Security Act and the regulations adopted thereunder by CMS for the Medicare program.

2.2                                 Medicare Participation Standards.  Medical Group shall require that all of its Participating Providers who provide services to Secure Horizons Members meet the standards for participation and all applicable requirements for providers of health care services under the Medicare program.  In addition, Medical Group shall require that all facilities and offices utilized by Medical Group and its Participating Providers to provide or arrange Covered Services to Secure Horizons Members shall comply with facility standards established by CMS.

2.3                                 Specific Provisions Pertaining to Benefits, Coverage and Beneficiary Protections.  Without limiting any of Medical Group’s other obligations under this Agreement, Medical Group specifically agrees to comply with the following policies and procedures.

(i)                                     PacifiCare’s policies pertaining to the collection of Copayments which prohibit the collection of Copayments for routine injections, routine immunizations, flu immunizations, and the administration of pneumococcal/pneumonia vaccine.

(ii)                                  PacifiCare’s policies pertaining to pre-certification which provide that Secure Horizons Members may directly access a provider for mammography and influenza vaccinations and women’s health specialists for routine and preventative health care.

(iii)                               PacifiCare’s policies pertaining to complex and serious conditions which provide for procedures to identify, assess and establish treatment plans for persons with complex or serious medical conditions.

(iv)                              PacifiCare’s policies pertaining to enrollment and assessment of new Secure Horizons Members including requirements to conduct a health assessment of all new Secure Horizons Members within ninety (90) days of the effective date of their enrollment.

2.4                                 Confidentiality of Medical Records.  Medical Group shall establish and maintain procedures and controls so that no information contained in us records or obtained from CMS or from others in carrying out the terms of this Agreement shall be used by or disclosed by it, its agents, officers, or employees except as provided in Section 1106 of the Social Security Act, as amended, and regulations prescribed thereunder.

2.5                                 Submission of Data.  Medical Group shall cooperate with PacifiCare in submitting to the Secretary of Health and Human Services statistical data pertaining to Covered Services provided by Medical Group, enrollment and disenrollment data and any other reports the Secretary may reasonably require to carry out its functions under the Medicare + Choice program.

2.6                                 Advance Directives.  Medical Group shall document all Secure Horizons Member patient records with respect to the existence of an Advance Directive in compliance with the Patient Self-Determination Act (Section 4751 of the Omnibus Reconciliation Act of 1990), as amended, and other appropriate laws.  For purposes of this Agreement, an Advance Directive is a Member’s written instructions, recognized under State law, relating to the provision of health care when the Member is not competent to make health care decisions as determined under State law.  Examples of Advance Directives are living wills and durable powers of attorney for health care.

2.7                                 Nondiscrimination.  Medical Group understands that CMS requires compliance with the provisions of this Section as a condition for participation in Medicare plans.  Medical Group shall comply with Title VI of the Civil Rights Act of 1964, as amended (42 U.S.C. Section 2000d et. seq.), Section 504 of the Rehabilitation Act of 1973, as amended (29 U.S.C. Section 794) and the regulations thereunder, Title IX of the Education Amendments of 1972, as amended (20 U.S.C Section 1681 et. seq.), the Age Discrimination Act of 1975, as amended (42 U.S.C. Section 6101 et. seq.), Section 654 of the Omnibus Budget Reconciliation Act of 1981, as amended (42 U.S.C. Section 9849), the Americans With Disabilities Act (P.L. 101-365) and all implementing regulations, guidelines and standards as are now or may be lawfully adopted under the above statutes.

2.8                                 Termination of CMS Agreement.  In the event the CMS Agreement is terminated or not renewed, the provisions of this Agreement relating to the Secure Horizons Health Plan shall automatically terminate unless otherwise agreed by CMS and PacifiCare.

ARTICLE 3
COMPENSATION

3.1           Capitation Payments for Secure Horizons Members.  Capitation Payments for Secure Horizons Members shall be *** of the Secure Horizons Revenue per Secure Horizons Member per month, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.

3.1.2        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group opting out of PacifiCare’s ISL Program.

3.1.2        One Time Adjustment for 2004 Increases in Secure Horizons Revenue.  The Capitation Percentage set forth above assumes a prospective Secure Horizons Revenue increase of *** over the average Secure Horizons Revenue for Assigned Medical Group Members (the “Annual Increase”).  Such assumption is based upon the estimated average payment rates for Medicare Parts A and B overall for calendar year 2004 as published by CMS in March 2003.  In the event that the actual Annual Increase is more than two percent (2%), as determined by law or legislative or regulatory action or federal administrative agency interpretation (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of *** has been specifically determined by CMS to be used for the enhancement of benefits for Medicare+Choice beneficiaries that are the financial responsibility of PacifiCare (“Benefit Enhancements”), PacifiCare shall reduce the Capitation Percentage to an amount that will adjust Medical Group’s Capitation Payments to account for the Benefit Enhancements.  The resulting adjustment, if any, in the Capitation Percentage shall be a one-time adjustment limited by that amount, or portion thereof, that has been specifically determined by CMS to be used for the Benefit Enhancements.  The new 2004 Capitation Percentage (“Adjusted Capitation Percentage”), if necessary, shall begin with the January 2004 Standard Service Capitation Payment and the Adjusted Capitation Percentage shall be effective through the Term of the Agreement.

In the event that the actual Annual Increase is more than *** as determined by law or legislative or regulatory action or federal administrative agency (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of two percent (2%) has not been specifically determined by CMS to be used for Benefit Enhancements, the calculation of the Secure Horizons Revenue shall include the entire increase.

One Time Adjustment for 2005 Increases in Secure Horizons Revenue.  The Capitation Percentage set forth above assumes a prospective Secure Horizons Revenue increase of *** over the average Secure Horizons Revenue for Assigned Medical Group Members (the “Annual Increase”).  Such assumption is based upon the estimated average payment rates for Medicare Parts A and B overall for calendar year 2005 as published by CMS in March 2004.  In the event that the actual Annual Increase is more than ***, as determined by law or legislative or regulatory action or federal administrative agency interpretation (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of *** has been specifically determined by CMS to be used for the enhancement of benefits for Medicare+Choice beneficiaries that are the financial responsibility of PacifiCare (“Benefit Enhancements”), PacifiCare shall reduce the Capitation Percentage to an amount that will adjust Medical Group’s Capitation Payments to account for the Benefit Enhancements.  The resulting adjustment, if any, in the Capitation Percentage shall be a one-time adjustment limited by that amount, or portion thereof, that has been specifically determined by CMS to be used for the Benefit Enhancements.  The new 2005 Capitation Percentage (“Adjusted Capitation Percentage”),

if necessary, shall begin with the January 2005 Standard Service Capitation Payment and the Adjusted Capitation Percentage shall be effective through the Term of the Agreement.

In the event that the actual Annual Increase is more than two percent (2%), as determined by law or legislative or regulatory action or federal administrative agency (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of two percent (2%) has not been specifically determined by CMS to be used for Benefit Enhancements, the calculation of the Secure Horizons Revenue shall include the entire increase.

3.2           ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Secure Horizons Plan shall initially be:

(i)            ISL Deductible shall be zero ($0) per Secure Horizons Member per calendar year.

(ii)           ISL Premium shall be zero percent (0%) of the Secure Horizons Revenue.

(iii)          ISL Coinsurance shall be zero percent (0%) of the Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group opting out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.5.3 of the Base Agreement.

3.3           Secure Horizons Hospital Incentive Program.  Medical Group and Hospital shall establish and administer an annual Secure Horizons Hospital Incentive Program for the Secure Horizons Plan (the “SHIP”).  The SHIP shall be designed to provide an incentive for efficient and effective use of Hospital Services, and shall be consistent with this Agreement and with State and Federal Law.  A copy of the SHIP is included in the Exhibits and incorporated herein.  Medical Group shall provide PacifiCare with a copy of any and all revisions to the SHIP, which shall be deemed incorporated into this Agreement; copies of any and all reports and payment schedules prepared by Medical Group or Hospital relating to the SHIP and evidence of stop-loss reinsurance obtained pertaining to the SHIP (which insurance must be approved, in writing, by PacifiCare).  PacifiCare reserves the right to require that the SHIP be modified from time to time to comply with this Agreement and State and Federal Law.  Without limiting the foregoing, the SHIP shall provide that in the event of a deficit under the SHIP which exceeds any established withhold, Medical Group shall not be responsible for reimbursing Hospital or PacifiCare for such deficit nor shall PacifiCare offset such deficit against Medical Group’s Capitation Payments due under this Agreement.

If PacifiCare provides reinsurance protection for the SHIP, such reinsurance shall be obtained in accordance with PacifiCare’s Reinsurance Program then in effect and elections for such Reinsurance Program shall be made by Hospital, in writing, with written notice to Medical Group.  Hospital shall not change its Reinsurance Program elections without the written consent of Medical Group.  Reinsurance Premiums shall be paid by Hospital and PacifiCare may deduct such Reinsurance Premiums from Hospital’s Capitation Payments.

3.4           Collection of Charges From Third Parties When Medicare Is Not the Primary Payor.  Medical Group shall accept Capitation Payments from PacifiCare as payment in full for Covered Services provided to Secure Horizons Members; provided, however, when Medicare is not the primary payor for Covered Services, such as when the Secure Horizons Member is entitled to payment from another third party or for payment for a workers’ compensation claim, or from other primary insurance coverage maintained by Secure Horizons Member.  Medical Group shall make no demand upon PacifiCare for reimbursement under the Individual Stop-Loss Program until all primary sources of payment have been pursued and it is determined that full payment cannot be obtained within ten (10) months from the date of the provision of Covered Services.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 2
DELEGATED ACTIVITIES
(This Exhibit 2 is an integral part of this Agreement)

The purpose of the following Grids is to specify the responsibilities of PacifiCare and Medical Group under the Agreement with respect to: (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) quality management and improvement and (iv) medical management.

The Grids set forth the specific activities with respect to (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) quality management and improvement and (iv) medical management, which PacifiCare has delegated to Medical Group and which Medical Group shall perform on behalf of PacifiCare.  The Grids also set forth the specific activities with respect to: (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) quality management and improvement and (iv) medical management, which PacifiCare has not delegated to Medical Group under the Agreement and which PacifiCare shall perform directly utilizing its own personnel.  Medical Group is responsible for cooperating, participating and complying with PacifiCare’s performance of such activities.

PacifiCare does not formally delegate to its contracting medical groups the responsibility for performing quality management and improvement activities on behalf of PacifiCare.  However, PacifiCare does require contracting medical groups to maintain a quality improvement and management program, participate and cooperate in PacifiCare’s quality improvement program, collect data for PacifiCare’s quality improvement activities, and carry out corrective actions as required by PacifiCare.  Accordingly, the Grids set forth certain quality improvement activities which PacifiCare has not delegated to Medical Group to perform on behalf of PacifiCare, but which PacifiCare and Medical Group shall perform concurrently under the Agreement.

The Grids also identify (i) the elements and performance measures established by PacifiCare for the Delegated Activities in accordance with the NCQA accreditation standards and State and Federal law and regulatory requirements, (ii) the reports which shall be provided to PacifiCare by Medical Group for each of the Delegated Activities and the frequency of reporting, and (iii) the oversight activities which PacifiCare shall perform with respect to each of the Delegated Activities.

Exhibit 2 may be amended from time to time during the term of this Agreement by PacifiCare to reflect changes in delegation standards; delegation status; performance measures; reporting requirements; and other provisions of Exhibit 2.

MEDICAL MANAGEMENT DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
MM Program Structure and Process	☒ Delegated ☐ Not delegated

Medical Group (MG) will meet all regulatory, NCQA, and PacifiCare Standards.

Development and documentation of program structure and accountability, including:

1.  Goals & Objectives, including behavioral health care aspects

2.  Cmte responsibilities;
a)  Membership
b)  Minutes
c)  Dissemination of information
d)  Education of staff & providers

3.  MM Director & senior physician’s and designated behavioral health care practitioner roles

4.  MM Dept interfaces with other depts.

5.  Program is evaluated & approved annually

			• Annual submission of MM Program and Work Plan and Evaluation. • Submission of corrective action plans as needed.	• Initial onsite assessment using approved oversight document. • Annual oversight assessment. • Identification of corrective action plans for elements of non-compliance.

For each MM function delegated there must be documentation of:
1. Staff & Physician responsibilities related to each MM function.
2. Appropriate and Adequate professional and non-professional staffing mix and decision-making responsibilities
3. Regular and after-hours MM process and communication services defined
4. Interface with PacifiCare appropriately
5. Data elements as required
6. Reporting capability

Implementation of corrective action plan for elements of non-compliance.

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Communication Services	☒ Delegated ☐ Not delegated

Medical Group (MG) provides communication services to practitioners and members regarding MM issues relating to inbound calls during and after business hours and outbound calls during business hours, in compliance with NCQA and PacifiCare standards.

			Reviewed during annual assessment.	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Pre-Service Authorization Professional: Institutional	☒ Delegated ☐ Not delegated ☒ Delegated ☐ Not delegated

For pre-service authorization the Medical Group (MG) must:

•                  Comply with PacifiCare’s Turn Around Times and notification requirements, consistent gathering of appropriate information, and assisting in transition of care when benefits end

•                  Follow nationally recognized medical necessity criteria or criteria based on sound clinical evidence

•                  Develop and document program to perform pre-service authorization function of outpatient care meeting all regulatory and PacifiCare standards

			• Weekly submission of authorization/denial logs • Monthly submission of encounter data • Participation in census verification process	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Concurrent Review	☒ Delegated ☐ Not delegated

For concurrent review MG must:

•                  Comply with PacifiCare’s Turn Around Times and notification requirements.

•                  Follow nationally recognized medical necessity criteria or criteria based on sound clinical evidence

•                  Develop and document programs to perform concurrent review of acute and Skilled Nursing Facility inpatients meeting all regulatory and PacifiCare standards, including cooperative process with facilities for on-site review as appropriate.

			• Daily submission of patient census by admission and discharge and Level of Care • Monthly submission of Bed Days per thousand members per year	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Discharge Planning	☒ Delegated ☐ Not delegated

Develop and document program to perform discharge planning functions for Acute and Skilled Nursing Facility meeting all regulatory and PacifiCare standards

Issue timely and appropriate acute facility notice of noncoverage.

Issue timely and appropriate Skilled Nursing Facility Notice of Non-coverage.

			Reviewed during annual assessment.	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Out Of Area (OOA)	☐ Delegated ☒ Not delegated	If not delegated, report any OOA notifications received by group. If delegated, develop and document program to perform OOA concurrent review meeting all regulatory and PacifiCare standards.	If delegated, include OOA in weekly authorization/denial log submission	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Case Management	☒ Delegated ☐ Not delegated

Develop and document program to perform Case Management function meeting all regulatory and PacifiCare standards

If NOT delegated, responsible to share coordination of care with PacifiCare Case Managers

			Monthly submission of Case Management Log • ESRD • Transplants • Catastrophic	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Transplants	☒ Not delegated

Develop and document Policies and Procedures to support notification to PacifiCare of potential transplant candidates.

Responsible to provide PacifiCare with all necessary information to make medical determination and manage the case.

Report cases immediately.

New Technology	☒ Not delegated	Develop and document Policies and Procedures to support notification to PacifiCare of requests for new technology and coordination of making determinations	Ad Hoc	N/A

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Retrospective Review Professional: Institutional	☒ Delegated ☐ Not delegated ☒ Delegated ☐ Not delegated

For Retroactive-review of services MG must:

•                  Comply with PacifiCare’s Turn Around Times and notification requirements.

•                  Follow nationally accepted medical necessity criteria or criteria based on sound clinical evidence

•                  Develop and document program to perform retrospective review function.

			Weekly submission of authorization/denial logs	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function

Denials Professional: Institutional	☒ Delegated ☐ Not delegated ☒ Delegated ☐ Not delegated

For Denials of services MG must:

•                  Comply with PacifiCare’s Turn Around Times and notification requirements.

•                  Follow nationally recognized medical necessity criteria or criteria based on sound clinical evidence

•                  Develop and document of program to perform denial function, meeting all regulatory and PacifiCare standards.

			Weekly submission of denial logs.	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Benefit Interpretations	☒ Not delegated

For Benefit Interpretations MG must:

•                  Comply with PacifiCare’s Turn Around Times and notification requirements.

•                  Request PacifiCare interpretation when unable to make clear determination based on resources provided by PacifiCare (e.g., Benefits Manual)

•                  Request PacifiCare determination regarding medical necessity when requested service appears to be of an experimental or investigational nature for a member who has a “life-threatening” or “seriously debilitating” condition as defined in the California Health & Safety Code (see note below)*.

			N/A	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Appeals	☒ Not delegated	• Develop and document program to support cooperation with PacifiCare in handling appeals. • Notify PacifiCare of all member and provider appeals coming through MG.	PacifiCare will provide the MG a quarterly report to show number of appeals and overturn rate for specific MG	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Satisfaction with MM Process	☒ Delegated ☐ Not delegated

MG will meet all regulatory, NCQA, and PacifiCare Standards.

MG will annually gather and evaluate information about member and practitioner satisfaction with the MM process and address opportunities for improvement.

• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Emergency Services	☒ Delegated ☐ Not delegated

MG will meet all regulatory, NCQA, and PacifiCare Standards.

Emergency policies and procedures require:

•                  Coverage of emergency services to screen and stabilize the member without prior approval where a prudent layperson, acting reasonably, would have believed that an emergency condition existed

•                  Coverage of emergency services if an authorized representative, acting for PBHC, authorized the provision of emergency services. A behavioral healthcare practitioner or physician reviews presenting symptoms as well as the discharge diagnosis for potential denial of emergency services

• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Ensuring Appropriate Utilization	☒ Delegated ☐ Not delegated

MG will meet all regulatory, NCQA, and PacifiCare Standards.

MG at least annually monitors and analyzes relevant data and takes action to correct any patterns of potential or actual inappropriate under- or over-utilization, using quantitative and qualitative data analysis.

• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Subdelegation of Medical Management	☒ Delegated ☐ Not delegated

If MG subdelegates MM, MG will:

•                  Develop detailed documentation of mutually agreed upon delegation agreement identifying:

•                  Listing of responsibilities of delegate (MG) & sub-delegate;

•                  Specific delegated activities;

•                  Process for evaluating sub-delegate’s performance, and

•                  Remedies if sub-delegate does not perform

•                  Conduct pre-delegation evaluation

•                  Conduct annual evaluation, including file review, according to NCQA’s methodology

•                  If sub-del agreement includes the use of Protected Health Information (PHI), the sub-del document includes:

•                  List of allowed uses of PHI

•                  Description of sub-delegate safeguards to protect the information from inappropriate use or further disclosure

•                  Stipulation that the delegate will ensure that subdelegates have similar safeguards

•                  Stipulation that the subdelegate will provide individuals with access to

Submit copies of subdelegation agreements to PacifiCare prior to subdelegation and on an annual basis

•                  Annual assessment of sub-delegation process, including agreements, polices and procedures, and ongoing evaluation of performance, according to NCQA standards & methodology

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

their PHI

•                  Stipulation that the subdelegate will inform the organization if inappropriate uses of the information occur

•                  Stipulation that the subdelegate will ensure PHI is returned, destroyed or protected if the delegation agreement ends

PacifiCare’s responsibilities relating to Medical Management and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without the prior written approval by PacifiCare.

PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status. In the event there are deficiencies PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status. In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan. If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

* California Health and Safety Code Section 1370.4(a)(l)(B)(i) and (ii) and Section 1370.4(a)(l)(C) defines the following terms: “Life-threatening” means either or both of the following: (i) Diseases or conditions where the likelihood of death is high unless the course of the disease is interrupted. (ii) Diseases or conditions with potentially fatal outcomes, where the end point of clinical intervention is survival. “Seriously debilitating,” means diseases or conditions that cause major irreversible morbidity.

CREDENTIALING DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacificCare Oversight
Credentialing Program description and/or Policies and Procedures (P&Ps)	☒ Delegated ☐ Not delegated

Full Compliance with NCQA Standards:

•      Define the scope of practitioner network to be cred/recred, i.e. MD, DO, DPM, DDS, DC, and behavioral health and other licensed independent practitioners.

•     Define criteria and verification sources used to meet criteria

•     Describe the process to delegate credentialing/
recredentialing

•     Describe process used to ensure that credentialing and recredentialing are conducted in a non-discriminatory manner

•      Ensure confidentiality.

•      Describe decision making process,

•      Specify practitioner rights, notification process and time frames.

			Submit Credentialing. Program annually. Revised credentialing policies and procedures submitted at least annually.	• Initial onsite assessment • Annual oversight assessment • Evaluate and approve written Credentialing Program • Implementation of Corrective Action Plan(s) for elements of non-compliance

Credentialing Committee	☒ Delegated ☐ Not delegated

Full Compliance with NCQA Standards:

•      The Medical Group (MG) designates a credentialing committee, including a range of participating practitioners of different specialties, that makes recommendations regarding credentialing decisions using a peer review process.

•      The MG documents committee’s opportunity to review credentials of all practitioners and advice in all credentialing recredentialing decisions

Annual credentialing program to include committee structure.

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual Review of Committee minutes

•      Annual review of membership

•      Frequency of meetings

•      Implementation of Corrective Action Plan(s) for elements of non-compliance

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacificCare Oversight
Primary source verification of credentialing information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding verification of information within 180 days prior to Committee approval date. Meet 100% of NCQA & regulatory body standards related to primary source verification of the following:

•     License

•      Education & Training

•      Board certification

•      Professional liability claims for past 5 years

Meet 100% of NCQA & regulatory body standards related to data collection of the following:

•      DEA/CDS

•      Work History

•      Hospital Admitting privileges, if applicable

Submit current list of practitioners credentialed and date approved with quarterly report

•      Initial onsite assessment

•      Annual oversight assessment

•      Implementation of Corrective Action Plan(s) for elements of non-compliance.

•      Annual audit conducted of provider’s practitioners’ credentialing files according to NCQA methodology.

Application/ Attestation	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards.

The MG application must include a statement regarding:

•      Reasons for any inability to perform.

•      Lack of present illegal drug use.

•      History of loss of license or felony conviction.

•      History of loss or limitation of privileges or disciplinary activity.

•      Current malpractice insurance coverage, including dates & coverage amount

•      Attestation by applicant of the correctness and completeness of the application.

•      Signed within 180 days prior to Committee approval date.

Immediate submission of any changes to application.

•      Initial onsite assessment.

•      Annual oversight assessment.

•      Annual audit conducted of provider’s practitioners’ credentialing files according to NCQA methodology.

•     Implementation of Corrective Action Plan(s) for elements of non-compliance.

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacificCare Oversight
Initial Sanction Information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding verification of information within 180 days prior to Committee Approval date.

•     Sanction or Limitations information on licensure, as appropriate, must cover the most recent 5 year period available through the data source:

•      MD. DOs: NPDB, State Board of Medical Examiners, or Federation of State Medical Boards

•      DCs: State Board of Chiropractic Examiners or the Federation of Chiropractic Licensing Boards

•      DDSs: NPDB or State Board of Dental Examiners

•      DPMs: State Board of Podiatric Examiners or Federation of Podiatric Medical Boards

•      Nonphysician behavioral, health & other independently licensed practitioners: Appropriate state agency or State Board of Licensure or Certification

•     For all practitioners (except DDS): review of Medicare/ Medicaid sanctions, must cover the most recent 3-year period available through the data source:

•      NPDB

•      FSMB

•      Cumulative Sanctions Report

•      Medicare and Medicaid Sanctions and Reinstatement Report

•      Federal Employees Health Benefits Program department record

•      State Medicaid agency or intermediary and the

None

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual audit conducted of provider’s practitioners credentialing files according to NCQA methodology.

•      Implementation of Corrective Action Plan(s) for elements of non-compliance

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Medicare intermediary

Initial office site visit and medical record keeping practice review of all PCPs, OB/GYNs, and High Volume Behavioral Healthcare practitioners (applicable to HMO products only)	☒ Delegated ☐ Not delegated

Full compliance with NCQA
Standards regarding Initial site visit/medical record keeping review prior to the Committee approval date.

Set standards for office sites and establish thresholds for acceptable performance.

Structured review that evaluates the office site against standards in the following areas:

•      Physical accessibility

•      Physical appearance

•      Adequacy of waiting room and exam room space

•      Availability of appointments

•      Documentation of an evaluation of medical record keeping practices for conformity with standards

Specify methodology for identification of potential high volume behavioral health practitioners.

Institute actions for improvement with sites not meeting thresholds. Evaluate effectiveness of actions at least every 6 months until sites with deficiencies meet thresholds. Follows same procedure for an initial site visit when a PCP, OB/GYN, or high volume behavioral health practitioner relocates or opens a new site. Procedures for detecting deficiencies subsequent to the initial site visit, at least every six months. Reevaluates site of new deficiencies and institutes actions for improvement.

Incorporation of this information into the credentialing process.

On an annual basis, include list of all site reviews subsequent to the initial site visit.

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual review of audit tool

•      Annual audit conducted of provider’s practitioners’ credentialing files according to NCQA methodology.

•      Implementation of Corrective Action Plan(s) for elements of non-compliance

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Recredentailing Primary source verification (PSV)	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards regarding verification of information within 180 days prior to Committee approval date. Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity.

Meet 100% of NCQA and regulatory body standards related to obtaining from practitioner:

•      Signed Attestation regarding

•      Reasons for any inability to perform,

•      lack of present illegal drug use

•      History of loss or limitation of privileges or disciplinary activity, and

•      Current malpractice insurance coverage, including dates & amount, and

•      correctness and completeness of application

Meet 100% of NCQA and regulatory body standards related to primary source verification of the following:

•      License

•      Board certification (if expired or new since initial credentialing)

•      Professional liability claims

Meet 100% of NCQA and regulatory body standards related to data collection of the following:

•      DEA/CDS

•      Hospital Admitting privileges, if applicable

Include list of all practitioners recredentialed, including approval dates, on a quarterly basis (with quarterly report)

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology.

•      Implementation of Corrective Action Plan(s) for elements of non-compliance

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Recredentialing Sanction information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards regarding verification of information within 180 days prior to Committee approval date. Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity (as required by CMS & DMHC).

Recredentialing information found in credentialing files includes the following:

•      Sanction or Limitations information on licensure, as appropriate, must cover the last 3-year period available through the data source (data that may not have come to the attention of the provider previously):

•      MD, DOs: NPDB, State Board of Medical Examiners, or Federation of State Medical Boards

•      DCs: State Board of Chiropractic Examiners or the Federation of Chiropractic Licensing Boards

•      DDSs: NPDB or State Board of Dental Examiners

•      DPMs: State Board of Podiatric Examiners or Federation of Podiatric Medical Boards

•      Nonphysician behavioral health & other independently licensed practitioners: Appropriate state agency or State Board of Licensure or Certification

•      For all practitioners (except DDS) review of Medicare Medicaid sanctions, must cover the last 3-year period available through the data source (data that may not have come to the attention of the provider previously):

None

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology.

•      Implementation of Corrective Action Plan(s) for elements of non-compliance.

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

•      NPDB

•      FSMB

•      Cumulative Sanctions Report

•      Medicare and Medicaid Sanctions and Reinstatement Report

•      Federal Employees Health Benefits Program department record

State Medicaid agency or intermediary and the Medicare intermediary

Performance Monitoring (Applicable to HMO products only)	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards.

Specify criteria/methodology for identification of potential high volume behavioral health practitioners.

Incorporate the following information into the recredentialing decision making process for PCPs and high volume behavioral health practitioners:

•      Member complaints (as received from plan)

•      Information from quality improvement activities

List of all recredentialing decisions completed on an annual basis

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology.

•      Implementation of Corrective Action Plan(s) for elements of non-compliance.

Ongoing monitoring of Sanctions and Complaints	☒ Delegated ☐ Not delegated

Full compliance with NCQA standards.

P&Ps for ongoing monitoring of sanctions and complaints include addressing the following sources;

•      Medicare and Medicaid Sanctions

•      State Sanctions or limitations on licensure

•      Complaints (as received from Plan)

Evidence the MG collects and reviews information from the above-referenced sources.

MG takes action on instances of poor quality.

			New P&Ps submitted at least annually Notification to PacifiCare of any actions reported on a practitioner immediately.	• Initial onsite assessment • Annual oversight assessment • Implementation of Corrective Action Plans(s) for elements of non-compliance

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Notification to Authorities and Practitioner Appeal Rights	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards.

P&Ps for altering the conditions of the practitioner’s participation with PacifiCare based on quality of care of service:

P&Ps for reporting of quality deficiencies to appropriate authorities.

P&Ps for range of actions to be taken to improve performance prior to termination.

P&Ps to describe appeals process & process of notifying practitioners of appeal rights.

			New P&Ps submitted at least annually Notification to PacifiCare of any actions reported on a practitioner immediately.	• Initial onsite assessment • Annual oversight assessment • Implementation of Corrective Action Plan(s) for elements of non-compliance

Assessment of Organizational Providers	☒ Delegated ☐ Not delegated

For all contracted acute care hospitals, home health agencies, SNFs, free-standing surgical centers, and facilities providing mental health or substance abuse services in an inpatient, residential or ambulatory setting where the contract is held by the MG.

1.     Confirms good standing with State and Federal regulatory bodies (including if providing services to Medicare enrollees, MG must confirm provider’s participation in Medicare); and

2.     Confirms accreditation; or

3.     Conducts an on-site quality assessment, if there is no accreditation status;

4.     If a free-standing surgical center is not accredited, the MG must confirm Medicare certification (Calif. Health & Safety Code)

5.     And initially & at least every three years, confirms continued good standing of regulatory bodies, and if applicable, accreditation

Submit list of contracted organizational providers on an annual basis

•      Initial onsite assessment

•      Annual assessment including P&Ps and random audit of files, two in each of the categories: one accredited, one non-accredited, as applicable

•      Implementation of Corrective Action Plan(s) for elements of non-compliance

Sub-Delegation of Credentialing	☒ Delegated ☐ Not delegated	If MG sub-delegates Credentialing to a CVO, Hospital, IPA, Behavioral Health, etc: • Detailed documentation of mutually agreed upon delegation agreement	Submit copies of sub-delegation agreements to PacifiCare prior to	• Initial onsite assessment • Annual assessment of sub-delegation process, including

Function

Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

identifying:

•      Listing of responsibilities of delegate (MG) & sub-delegate;

•      Specific delegated activities;

•      Process for evaluating sub-delegate’s performance. and

•      Remedies if sub-delegate does not perform

•      If sub-delegation includes the use of Protected Health Information (PHI), the sub-delegation document includes:

•      List of allowed uses of PHI

•      Description of sub-delegate safeguards to protect the information from inappropriate use or further disclosure

•      Stipulation that the delegate will ensure that subdelegates have similar safeguards

•      Stipulation that the subdelegate will provide individuals with access to their PHI

•      Stipulation that the subdelegate will inform the organization if inappropriate uses of the information occur

•      Stipulation that the subdelegate will ensure PHI is returned, destroyed or protected if the delegation agreement ends

•      MQ retains right to approve/ disapprove new providers and to discipline providers

•      Pre-delegation evaluation

•      Annual evaluation, including

		subdelegation and on an annual basis	agreements, polices and procedures, and ongoing evaluation of performance, according to NCQA standards & methodology • Implementation of Corrective Action Plan(s) for elements of non-compliance

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
file review, according to NCQA’s methodology • If deficiencies found, evidence of MG & sub-delegate follow up for opportunities for improvement

Accessibility to Credentialing Files	☒ Delegated ☐ Not delegated

Should any of the following provider events occur, PacifiCare shall have access to MG’s credentialing files to ensure practitioners are properly credentialed for continuity and coordination of care for members:

•      Bankruptcy

•      Termination of contract

•      De-delegation of credentialing activities

Credentialing files must be available, including making appropriate copies, for regulatory & accreditation audits.

Immediately notify PacifiCare of any such provider event.

As needed, provide PacifiCare access to MG credentialing/ recredentialing files should any of the referenced provider events occur.

Comply with requests for selected credentialing files for regulatory &/or accreditation audits.

•      Access MG credentialing/ recredentialing files should any of the referenced provider events occur.

•      Collection of copies of selected credentialing/recredentialing files from MG for regulatory and accreditation audits, as applicable.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without the prior approval by PacifiCare. PacifiCare’s responsibilities relating to Credentialing and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above.

PacifiCare will perform audits prior to delegation, annually, and as needed to evaluate the group’s delegated status. In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan. If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

PacifiCare retains the right to approve, suspend and terminate individual practitioners, providers and sites.

CLAIMS DELEGATION GRID

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
CMS Regulations	☒ Delegated ☐ Not delegated

Compliance with all CMS regulations & guidelines for claims processing and payment including:

•                  Claims payment turnaround times

•                  Appropriate reimbursement for contracted and non-contracted providers

•                  Interest payments

•                  Denials/denial letters

•                  BBA regulations

•                  Provider reporting

•                  Y2K compliance

Monthly

•                  Initial onsite assessment utilizing approved oversight tool.

•                  Annual oversight assessment utilizing approved oversight tool.

•                  Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance.

PacifiCare Standards for Commercial Products	☒ Delegated ☐ Not delegated

Compliance with PacifiCare’s standards for processing and payment of claims for Commercial Products including:

•                  Claims payment turnaround times

•                  Appropriate reimbursement for contracted and non-contracted providers

•                  Interest payments

•                  Denials/denial letters

•                  Provider reporting

•                  Appropriate IBNR reserves

Monthly

•                  Initial onsite assessment utilizing approved oversight tool.

•                  Annual oversight assessment utilizing approved oversight tool.

•                  Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance.

State Regulations	☒ Delegated ☐ Not delegated	Compliance with State Regulations for claims processing: • COB and TPL review • Compliance with all Medicaid Regulations	N/A

•                  Initial onsite assessment utilizing approved oversight tool.

•                  Annual oversight assessment utilizing approved oversight tool.

•                  Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance.

OPM Requirements	☒ Delegated ☐ Not delegated	Compliance with Office of Personnel Management for Federal Employees requirements for claims processing and payment including: • COB identification • Debarred providers suspended	N/A

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Standards for Employer Performance Guarantees	☒ Delegated ☐ Not delegated	Meet Employer performance guarantee measurements for claims processing and payment.	As required by employer

•                  Initial onsite assessment utilizing approved oversight tool.

•                  Annual oversight assessment utilizing approved oversight tool.

•                  Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance.

Eligibility and Benefits	☐ Delegated ☒ Not delegated	Medical Group must: Verify eligibility at time of claim review • Update eligibility and benefit information in their system as often as communicated by the plan.	N/A

•                  Initial onsite assessment utilizing approved oversight tool.

•                  Annual oversight assessment utilizing approved oversight tool.

•                  Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance.

Financial Accounting	☒ Delegated ☐ Not delegated	Meets PacifiCare financial accounting requirements and solvency requirements including those for: • Financial statements • IBNR reserves • Processes for expense reduction	Annually

•                  Initial onsite assessment utilizing approved oversight tool.

•                  Annual oversight assessment utilizing approved oversight tool.

•                  Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance.

Check Production Processes	☒ Delegated	Compliance with timely claims payments and IRS requirements	N/A	• Initial onsite assessment utilizing approved oversight

Staffing	☒ Delegated ☐ Not delegated	Staffing sufficient to support claims processing	N/A

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
		hours of operation		• Implementation of Corrective Action Plan(s) for elements of non-compliance.

Audit Reporting	☒ Delegated ☐ Not delegated	Appropriate and adequate audit reporting available including: • Reports provided for audit	As needed for audits

•                  Initial onsite assessment utilizing approved oversight tool.

•                  Annual oversight assessment utilizing approved oversight tool.

•                  Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance.

Encounter Data	☒ Delegated ☐ Not delegated	The Medical Group must have an encounter data submission process with encounter data reported and submitted to PacifiCare monthly	Monthly

•                  Initial onsite assessment utilizing approved oversight tool.

•                  Annual oversight assessment utilizing approved oversight tool.

•                  Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

•                  Implementation of Corrective Action Plan(s) for elements of non-compliance.

PacifiCare’s responsibilities relating to Claims and those responsibilities which PacifiCare has delegated to the Medical Group, are outlined above.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without prior written approval by PacifiCare.

PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

QUALITY IMPROVEMENT DELEGATION GRID

Function

	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Program Structure	Not Delegated

Medical Group is required to maintain the following:

QM Program

Structure to carry out Quality Mgmt.  Program

QM Program outlining structure and content

Program description must be evaluated annually and updated as necessary

Program Operations	Not Delegated

Participate and cooperate in PacifiCare’s Quality Improvement program

Collect data for PacifiCare’s Quality Improvement Activities

Carry out corrective actions required by PacifiCare

Have a peer review process Participate in PacifiCare Quality Improvement Committee, (if requested)

Provide PacifiCare access to Medical Records

Identify barriers to improving key initiatives

Implement interventions Comply with PacifiCare’s confidentiality standards

PacifiCare does not formally delegate to its contracting Medical Groups the responsibility for performing quality management and improvement activities on behalf of PacifiCare.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(SPLIT CAPITATION)

NORTHWEST ORANGE COUNTY MEDICAL GROUP

EXHIBIT 5

DIVISION OF FINANCIAL RESPONSIBILITY

(This Exhibit 5 is an integral part of this Agreement)

The following matrix outlines the Division of Financial Responsibility (DFR) between PacifiCare, Capitated Medical Group and the Hospital, the intent being to clarify Covered Services categories in order to provide for accurate administration.  The matrix serves as a model under which broad Covered Service categories suggest the appropriate financial responsibility for Covered Services not specifically listed.  The applicable Subscriber Agreement and Evidence of Coverage should be consulted for an accurate and complete description of Covered Services and the Provider Manuals for administrative/operational clarification.  Member benefit information and eligibility should be verified prior to the provision of services.

Division of Financial Responsibility

KEY: M = Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital	PacifiCare
Allergy - Serum – OP	***	***	***
Allergy - Testing & Tx - OP - Prof.	***	***	***
Ambulance (Air and Ground) – OP. in Area	***	***	***
Ambulance (Air and Ground) – Out of Area	***	***	***
Amniocentesis – OP - Fac & Prof.	***	***	***
Anesthesiology – IP & OP – Prof.	***	***	***
Autologous Blood Services - OP - Fac & Prof.	***	***	***
Brofeedback (Medically Necessary) – OP	***	***	***
Blood and Blood Products (Incl. Prof.)	***	***	***
Chemical Dependency (Detox) - IP & OP – Fac	***	***	***
Chemical Dependency (Detox) - IP & OP – Prof.	***	***	***
Chemical Dependency (Rehab) - IP – Fac – CO	***	***	***
Chemical Dependency (Rehab) - IP – Fac – SH	***	***	***
Chemical Dependency (Rehab) - IP – Prof. – CO	***	***	***
Chemical Dependency (Rehab) - IP – Prof. – SH	***	***	***
Chemical Dependency (Rehab) - OP – Fac – CO	***	***	***
Chemical Dependency (Rehab) - OP – Fac – SH	***	***	***
Chemical Dependency (Rehab) - OP – Prof. – CO	***	***	***
Chemical Dependency (Rehab) - OP – Prof. – SH	***	***	***
Chemotherapy (Including Chemotherapy Drugs - Inject/Oral) - OP - Fac	***	***	***
Chemotherapy - IP & OP - Prof.	***	***	***
Chiropractic – Medical - OP - Fac & Prof.	***	***	***
Chiropractic – Supplemental - OP - Fac & Prof.	***	***	***
Circumcision - OP - Fac & Prof.	***	***	***
Diabetic Management Supplies (to include insulin pumps, Glucometer and test strips)	***	***	***
Diagnostic Tests (to include contrast medium) - OP - Fac & Prof.	***	***	***
Dialysis (to include Hemodialysis and Peritoneal Dialysis) - IP & OP – Prof.	***	***	***
Dialysis (to include Hemodialysis and Peritoneal Dialysis) - Op – Fac (including all drugs)	***	***	***
DME (including apnea monitors), Prosthetics (including surgically implanted) Ortho?cs, artificial limbs – IP	***	***	***
DME (including apnea monitors), Prosthetics (including surgically implanted) Ortho?cs, artificial limbs – OP	***	***	***
Emergency Room - OP – Fac	***	***	***
Emergency Room - QP – ER Phys	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital	PacifiCare
Endoscopic Diagnostic Studies (Performed without Biopsies)	***	***	***
Endoscopic Diagnostic Studies (with Biopsies)	***	***	***
Family Planning - Abortions (Elective) - IP and OP - Prof	***	***	***
Family Planning - Abortions (Elective) - IP and OP - Fac.	***	***	***
Family Planning - Contraceptive Devices – Insertion and Removal - OP - Prof.	***	***	***
Family Planning - All “Legend” Contraceptives (e.g. Norplant/IUD) - OP	***	***	***
Family Planning - Contraceptive Devices – Prescription - OP	***	***	***
Family Planning - GIFT,ZIFT/IVF - OP - Fac & Prof.	***	***	***
Family Planning - Infertility Procedures/Testing - OP - Prof	***	***	***
Family Planning - Infertility Procedures/Testing - OP - Fac.	***	***	***
Family Planning - Infertility Testing - OP - Prof.	***	***	***
Family Planning - Sterilization - IP & OP - Prof	***	***	***
Family Planning - Sterilization - IP - Fac	***	***	***
Family Planning - Sterilization - OP - Fac	***	***	***
Fetal Monitoring - OP - Fac & Prof	***	***	***
Fetal Monitoring - IP - Fac & Prof	***	***	***
Health Education - OP	***	***	***
Health Eval/Physical	***	***	***
Hearing Aids/Molds - OP	***	***	***
Hearing Screening (Audiological Evaluation) - OP	***	***	***
Home Health Care / Homebound Infusion Therapy - OP - Prof.	***	***	***
Hosp Based Phys Interpretative Sys (to include Radiology & Pathology - IP & OP - Prof	***	***	***
Hospice Services (Medicare) - IP - Fac & Prof. - SH	***	***	***
Hospice Services - Fac. - CO	***	***	***
Hospice Services – Prof. – CO	***	***	***
Hospitalization Services (to include Medical and Surgical) - IP - Fac	***	***	***
Immunizations & Inoculations (Preventative) - OP	***	***	***
Infusion Therapy - OP	***	***	***
Injectables - Not Part of Outpatient Pharmacy Benefits AND Not Part of PacifiCare’s Self- Injectable Carve-Out Program (SICOP) - OP	***	***	***
Laboratory Pathology (Diagnostic Only) - OP - Fac and Prof.	***	***	***
Laboratory/Pathology - IP - Fac	***	***	***
Lithotripsy - OP - Fac	***	***	***
Lithotripsy - OP - Prof	***	***	***
Med/Surg Supplies (casts, splints, bandages) - Office OP	***	***	***
Medication - Prescription - OP	***	***	***
Mental Health (Crisis Intervention) - OP - Prof. - CO	***	***	***
MENTAL HEALTH: AB88 Benefits (Mental Health Panty applies to CO only)	***	***	***
Mental Health - IP & OP - Fac - CO	***	***	***
Mental Health - IP & OP - Prof. - CO	***	***	***
MENTAL HEALTH: Secure Horizons and Commercial (non AB88 Benefits)	***	***	***
Mental Health - IP and OP - Fac - CO	***	***	***
Mental Health - IP and OP - Fac. - SH	***	***	***
Mental Health - IP and OP - Prof. - CO	***	***	***
Mental Health - IP and OP - Prof. - SH	***	***	***
Observation Room - OP - Fac	***	***	***
Oral Medications (NOT Part of the Outpatient Pharmacy Benefit) -OP	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only OP - Prof.	***	***	***
Ostomy/Colostomy Supplies - IP & OP	***	***	***
Out of Area (Urgent and Emergent Non-Referred Covered Services) - IP & OP - Fac	***	***	***
Out of Area (Urgent and Emergent Non-Referred Covered Services) - IP & OP - Prof.	***	***	***
Physician Services (All Professional Services) - IP & OP - Prof	***	***	***
Radiation Therapy and Related Professional Services - IP & OP - Prof	***	***	***
Radiation Therapy Treatment - IP - Fac (Includes Free Standing)	***	***	***
Radiation Therapy Treatment - OP - Fac (Includes Free Standing)	***	***	***
Radiology (Diagnostic Theraputic & Nuclear Medicine) - OP	***	***	***
Radiology (Diagnostic Theraputic & Nuclear Medicine) - IP	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital	PacifiCare
Radiology (Diagnostic Theraputic & Nuclear Medicine: - Outpatient Surgery	***	***	***
Radiology - IP - Fac	***	***	***
Reconstructive Surgery - IP & OP - Prof.	***	***	***
Reconstructive Surgery - OP - Fac	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST - OP - Fac & Prof., IP Prof	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST – IP - Fac.	***	***	***
Skilled Nursing Facility - IP - Fac	***	***	***
Sleep Studies – OP	***	***	***
Surgical Procedures - OP - Fac	***	***	***
Surgical Procedures - IP and OP - Prof.	***	***	***
Surgical Implants and Devices IP and OP (Permanent, Mechanical and Surgically Implanted AND Includes Corneal Transplants/OLs)	***	***	***
TMJ - Evaluation (excludes dental exams/treatment) - OP - Prof	***	***	***
Transfusions (including Blood and Blood Products) - OP - Fac & Prof	***	***	***
Transplant (excludes corneal): OP and IP Professional Services	***	***	***
Transplant (excludes corneal): OP and IP Facility	***	***	***
Urgent Care - OP - Fac & Prof	***	***	***
Vision - Medical Treatment (to include cataract treatment related items) - OP - Prof.	***	***	***
Vision - Refraction for Contact Lenses/Frames - Op - Prof.	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - CO	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - SH	***	***	***

*** All references to the division of financial responsibility have been deleted.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 6

QUALITY INCENTIVE PROGRAM

(This Exhibit 6 is an integral part of this Agreement)

QUALITY INCENTIVE PROGRAM FOR SECURE HORIZONS MEMBERS

1.                  Introduction.

This Exhibit sets forth the terms of PacifiCare’s quality incentive program (the “Quality Incentive Program” or the “QIP”). The program is designed to compensate Medical Group for efforts it takes to improve the quality of services provided to PacifiCare Members as reflected by data measured by PacifiCare, all as described below.

The Quality Incentive Program provides additional compensation to physician groups which are successful in improving and maintaining certain levels of patient safety, patient satisfaction and quality of care.  The Quality Incentive Program tracks specific performance measures and calculates payments to the Medical Group based on aggregating and paying specific amounts for separate performance measures, as described in this Exhibit.

2.                  Definitions.

In addition to other terms defined in this Exhibit or in the Agreement, the following terms shall have the meanings set forth below:

2.1                                 Eligible Membership shall be the monthly Secure Horizons Members reflected on the PacifiCare Eligibility List for the month preceding the month in which the applicable QIP Payment will be made.  The determination of Eligible Membership shall not be changed at any later time to reflect retroactive membership adjustments otherwise made by PacifiCare in connection with its Managed Care Plans.  Additionally.  Eligible Membership shall exclude Secure Horizons Members who had been transferred to Medical Group in a group transfer from another PacifiCare Participating Provider within six (6) months prior to the date of the applicable QIP Payment.

2.2                                 Measurement Component shall mean the Measures described in Section 3, QIP Table.

2.3                                 Measurement Period is the period for which PacifiCare shall measure data in order to calculate the applicable QIP Payment.  The Measurement Period shall vary as defined in Section 3, QIP Table.

2.4                                 PacifiCare Hospital Quality Index is a public quality report of PacifiCare’s contracted hospitals which measures specific areas related to cardiac care, obstetrics, general surgery, gynecology, cancer treatment, medical conditions and pediatric care, as well as satisfaction and utilization, and is based on data and criteria derived from publicly available resources, including, but not limited to, California’s Office of Statewide Health Planning and Development.

2.4                                 PacifiCare Member Satisfaction Survey is the PacifiCare Member survey which is conducted annually by an independent research company and provides comparative information on physician groups based on Members’ evaluations and assessments of their respective physician group’s services.

2.5                                 PacifiCare Quality Index is the public quality report of PacifiCare’s contracted physician groups and IPAs which rates such physician groups and IPAs on measures related to clinical and service quality, affordability, and administrative accuracy.

2.7                                 Performance Target is the performance target for each Measurement Component as defined in the Table.  Performance Targets are determined at the sole discretion of PacifiCare.

2.8                                 PMPM Component Payment shall be the amount attributable to each Measurement Component as specified in the QIP Table and shall be earned by Medical Group only if Medical Group meets or exceeds the Performance Target for the applicable Measurement Component.

2.9                                 PMPM Payment Rate shall be the total of the PMPM Component Payments earned by Medical Group for the applicable Measurement Period.

2.10                           Provider Profile is the public quality report of PacifiCare’s contracted physician groups and IPAs which is based on various measures, provides detailed information, and enables these physician groups and IPAs to make meaningful comparisons of their performance with other such providers in the network.

2.11                           QIP Payments are the quarterly payments made pursuant to the Quality Incentive Program.

2.12                           Table means the QIP Table or tables set forth below in Section 3, specifying the Measurement Components, Performance Targets, Measurement Period, Data Source.  PMPM Component Payment and Members Measured.

2.13                           Members Measured is described in the Table.  For Measurement Components in which Members Measured is a combination of Commercial and Secure Horizons membership, PacifiCare shall perform calculations utilizing a weighted average of the Commercial and Secure Horizons membership.

3.                  2004 QIP Table

Measure	Performance Target	Measurement Period	Data Source	PMPM Component Payment from SH	Members Measured
Appropriate Care	55%-64.9% to achieve 50% of PMPM payment- 65% or greater to achieve 100% of PMPM payment	Calendar year 2002	PacifiCare Hospital Quality Index	$0.1429	All Commercial and Secure Horizons assigned to PMG

Patient Safety	55%-64.9% to achieve 50% of PMPM payment- 65% or greater to achieve 100% of PMPM payment	Calendar year 2002	PacifiCare Hospital Quality Index	$0.1429	All Commercial and Secure Horizons assigned to PMG

Patient Satisfaction	55%-64.9% to achieve 50% of PMPM payment- 65% or greater to achieve 100% of PMPM payment	Calendar year 2002	PacifiCare Hospital Quality Index	$0.1429	All Commercial and Secure Horizons assigned to PMG

Utilization	55%-64 9% to achieve 50% of PMPM payment- 65% or greater to achieve 100% of PMPM payment	Calendar year 2002	PacifiCare Hospital Quality Index	$0.1429	All Commercial and Secure Horizons assigned to PMG

Breast Cancer screening	71.3% -73.6% screening performed on members measured to achieve 50% of PMPM payment. 73 7% or greater to achieve 100% of PMPM payment	24 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	All Commercial and Secure Horizons females age 52-69 assigned to PMG

Cervical Cancer Screening	57 3%-02.5% screening performed on members measured to achieve 50% of PMPM payment. 62 6% or greater to achieve 100% PMPM payment	36 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	Commercial females age 21 -64 assigned to PMG

Measure	Performance Target	Measurement Period	Data Source	PMPM Component Payment from CO	Members Measured
Childhood Immunizations	40%-49 9% of recommended Immunizations performed on members measured to achieve 50% of PMPM payment. 50% or greater to achieve 100% PMPM Payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	Children age 2

HgbAIc Testing - Diabetes	76.8% - 80.8% testing performed on members measured to achieve 50% of PMPM payment. 80 9% or greater to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	Diabetic Members age 31 or older All Commercial and Secure Horizons assigned to PMG

I DL Cholesterol Testing Diabetic	66.4% -70.6% testing performed on members measured to achieve 50% of PMPM payment. 70.7% or greater to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	All Commercial and Secure Horizons assigned to PMG

IDI Cholesterol Testing - CAD	54.5%-68.5% testing performed on members measured to achieve 50% of PMPM payment. 68. 6% or greater to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	All Commercial and Secure Horizons assigned to PMG

Use of Appropriate Medication for Asthma	75%-77 4% of asthmatics measured received appropriate medication to achieve 50% of PMPM payment, 77 5% or greater to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	Commercial Members age 5-56 assigned to PMG

Anti-depressant Medication Management Option 3	45.6%-49.9% of members with depression diagnosis measured received medication option 3 to achieve 50% of PMPM payment, 50% or greater to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	All Commercial and Secure Horizons assigned to PMG

Potentially Avoidable Hospitalizations	7.2%-5.3% of members hospitalized for a potentially avoidable condition to achieve 50% of PMPM payment, 52% or less to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	All Commercial and Secure Horizons assigned to PMG

Inpatient Readmission	2.8%-2.1% of members readmitted within 30 days of an admission for same MDC (excluding maternity care) to achieve 50% of PMPM payment. 2.0% or less to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	All Commercial and Secure Horizons assigned to PMG

Primary Care Access Complaints (PTMPY)	5.9%-5.0% of members dissatisfied with primary care access to achieve 50% of PMPM payment. 4 9% or less to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	All Commercial and Secure Horizons assigned to PMG

Use of Preferred Antibiotics	64% -69.4% of members tested received preferred antibiotics to achieve 50% of PMPM payment. 69.5% or greater to achieve 100% of the PMPM payment	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$0.1429	All Commercial and Secure Horizons Members 18 and older assigned to PMG

Satisfaction with PMG	64.2%-68% overall satisfaction level to achieve 50% of PMPM payment, 68.1% or greater to achieve 100% PMPM payment	2003 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$0.1429	Commercial Members assigned to PMG

Satisfaction with PCP	74.7%-77.1% overall satisfaction level to achieve 50% of PMPM payment, 77.2% or greater to achieve 100% of PMPM payment	2003 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$0.1429	Commercial Members assigned to PMG

Measure	Performance Target	Measurement Period	Data Source	PMPM Component Payment from SH	Members Measured
Satisfaction with Specialist	71.3%- 73.5% overall satisfaction level to achieve 50% PMPM payment, 73.6% or greater to achieve 100% PMPM payment	2003 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$0.1429	Commercial Members assigned to PMG

Satisfaction with Referral Process	64.9%- 68.1% overall satisfaction level to achieve 50% PMPM payment. 68.2% or greater to achieve 100% PMPM payment	2003 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$0.1429	Commercial Members assigned to PMG

PCP Communicates Effectively	58.3%-60% overall satisfaction level to achieve 50% PMPM payment. 60.1% or greater to achieve 100% PMPM payment	2003 Member Satisfaction Survey	PacifiCare MemberSatisfactionSurvey	$0.1429	Commercial Members assigned to PMG

4.                  Calculation and Payment of QIP Payments.  The following calculations and payment mechanisms shall apply:

(a)                                  Payment Frequency.  QIP Payments, if earned, shall be paid to Medical Group quarterly.  The QIP Payments shall be made together with Medical Group’s Capitation Payment for the months of July 2004. October 2004, January 2005, and April 2005. Payments will be based upon performance for the measurement periods specified in the table above.

(b)                                 Payment Calculation.  Each quarterly QIP Payment shall equal: the Eligible Membership multiplied by three (3), the product of which shall be multiplied by the PMPM Payment Rate.

(c)                                  Criteria for Determining QIP Payment Eligibility.  In order to comprehensively assess Medical Group’s improvements in the Measurement Components, data on services provided to both Commercial Health Plan Members and Secure Horizons Health Plan Members will be measured in connection with the Quality Incentive Program.  However, the Quality Incentive Program is solely a component of the compensation payable to Medical Group Members for Covered Services provided to Secure Horizons Members.  Accordingly, quarterly QIP Payments shall be added to the monthly Capitation Payments payable for Secure Horizons Members for the applicable month (as provided at subparagraph 4(a), above) and shall be deemed a payment for the provision of Covered Services provided to Secure Horizons Members.

5                                          QIP Payments Final.  PacifiCare’s calculation of the QIP Payment shall be final.  Medical Group recognizes that the measurement of the QIP data is subject to variation and reasonable statistical and operational error.  Medical Group acknowledges that PacifiCare would not be willing to offer the Quality Incentive Program if PacifiCare’s calculation of the QIP Payments would expose PacifiCare to increased risk of disputes and litigation arising out of PacifiCare’s calculation of the QIP Payment.  Accordingly, in consideration of PacifiCare’s agreement to offer the Quality Incentive Program to Medical Group, Medical Group agrees that Medical Group will have no right to dispute PacifiCare’s determination of the QIP Payment, including determination of any data or the Eligible Membership.

6                                          QIP Programs for Future Periods.  PacifiCare in its sole and absolute discretion may implement quality incentive programs for periods from and after January 1, 2005. Any such programs shall be on terms determined by PacifiCare.  PacifiCare currently intends to provide for a Quality Incentive Program for calendar year 2005. Until PacifiCare and Medical Group enter into a written agreement with respect to any such new program for calendar year 2005, or thereafter, no such program shall be binding upon PacifiCare.

7                                          Cancellation and Termination of QIP.  The Quality Incentive Program shall terminate at such time as Medical Group is no longer assigned with an Eligible Membership of at least one thousand (1,000) Commercial Members and at least one hundred (100) Secure Horizons Members.  In the event of such termination, the QIP Payments shall be prorated by changing the multiple “3” in Paragraph 4(b) above to be the number of whole months between the last quarterly QIP Payment and the month of termination.  (Example: Last QIP Payment is July 2004 and the termination date is September 2004, the “3” in Paragraph 4(b) would be changed to “2”.)

1.                                       Effect of Termination of Agreements.  In the event of the termination of the Agreement, for any reason, no QIP Payments shall be earned or made following termination of the Agreement.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 9

PACIFICARE’S INJECTABLE/CHEMOTHERAPY CARVE-OUT PROGRAM

(ICCOP)
(This Exhibit 9 is an integral part of this Agreement)

October 31, 2003

PacifiCare of California
Network Management
5757 Plaza Drive, #150
Cypress, CA 90630
Attention: Network Management

Dear Network Management,

As part of the Northwest Orange County Medical Group (“Medical Group”) negotiations with PacifiCare of California (“PacifiCare”) regarding the Health Services Agreement (“Agreement”) between Medical Group and PacifiCare to which this letter will be attached as Exhibit 5, Medical Group wishes to accept financial risk, for the remaining term, of the Agreement for certain injectable medications as more specifically indicated in the Agreement, as amended.  Pursuant to California Health and Safety Code Section 1375.8, this letter confirms Medical Group’s request to accept financial risk for specific categories of injectable medications as specified in the Agreement, as amended, including but not limited to the Division of Financial Responsibility and all applicable Attachments and Exhibits.

As an authorized representative of Medical Group, I hereby certify Medical Group’s intention to retain the financial risk for certain injectable medications.

Regards,

/s/ James P. Agronick
Name

Chief Executive Officer
Title

11/3/03
Date